As filed with the Securities and Exchange Commission on January 28, 2021

Securities Act File No. 333-173306

Investment Company Act File No. 811-22545

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.	[ ]
Post Effective Amendment No. 29	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 34	[X]

(Check appropriate box or boxes)

CENTRE FUNDS

(Exact Name of Registrant as Specified in Charter)

48 Wall Street, Suite 1100, New York, New York 10005

(Address of Principal Executive Offices)

1-212-918-4705

(Registrant’s Telephone Number, including Area Code)

James Abate, 48 Wall Street, Suite 1100, New York, New York 10005

(Name and Address of Agent for Service)

Copies of Communications to:

JoAnn Strasser

Thompson Hines LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215-6101

It is proposed that this filing will become effective:

[X]	Immediately upon filing pursuant to paragraph (b)
[ ]	On (date) pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	On (date) pursuant to paragraph (a)(1)
[ ]	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Centre American Select Equity Fund

Investor Class (Ticker: DHAMX)	Institutional Class (Ticker: DHANX)

Centre Global Infrastructure Fund

Investor Class (Ticker: DHIVX)	Institutional Class (Ticker: DHINX)

Each a series of

CENTRE FUNDS

PROSPECTUS

January 28, 2021

This prospectus contains information about the Centre American Select Equity Fund and Centre Global Infrastructure Fund, (each, a “Fund” and collectively, the “Funds”), each of which is a series of Centre Funds (the “Trust”), that you should know before investing. You should read this prospectus carefully before you invest or send money, and keep it for future reference. For questions or for Shareholder Services, please call 1-855-298-4236 or visit us online at www.centrefunds.com.

The U.S. Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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DIVIDENDS, DISTRIBUTIONS, AND TAXES	33
ELECTRONIC DELIVERY OF DOCUMENTS	34
CODES OF ETHICS	34
IDENTITY THEFT PROCEDURES	35
PROXY VOTING POLICIES AND PROCEDURES	35
DISCLOSURE OF PORTFOLIO HOLDINGS	35
ANNUAL STATEMENTS	35
HOUSEHOLDING	35
FINANCIAL HIGHLIGHTS	35
ADDITIONAL INFORMATION	Back Cover

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SUMMARY OF CENTRE AMERICAN SELECT EQUITY FUND

INVESTMENT OBJECTIVE

The Centre American Select Equity Fund (the “Fund”) seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed; charged upon any redemption of shares within 90 days of the purchase of such shares)	2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Institutional Class
Management Fees(1)	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses
Shareholder Service Fees(2)	0.11%	0.08%
Other Expenses (3)	0.42%	0.42%
Total Annual Fund Operating Expenses	1.53%	1.25%
Fee Waiver and/or Expense Reimbursement(4)	(0.07%)	(0.27%)
Net Annual Fund Operating Expenses (after fee waiver and/or expense reimbursements)	1.46%	0.98%

[1]	Under the investment advisory agreement, the Fund pays to the Adviser an investment advisory fee (accrued daily and payable monthly) at an annual rate of 0.75% of the Fund's average daily net assets for the first $1 billion and 0.70% of the Fund's average daily net assets thereafter.
[2]	Shareholder Service Fees in the table above have been restated to reflect current fees. The operating expenses in this table may not correlate to the expense ratio in the Fund’s financial highlights.
[3]	“Other Expenses” include acquired fund fees and expenses, which were less than 0.01% of the average net assets of the Fund. Acquired fund fees and expenses are incurred indirectly by the Fund as a result of investing in securities of one or more investment companies.
[4]	The investment adviser to the Fund, Centre Asset Management, LLC (the “Adviser” or “Centre”), has contractually agreed to reduce its advisory fees and/or reimburse other expenses of the Fund for not less than one year and until the next following effective date of the post-effective amendment to the registration statement of Centre Funds relating to the Fund (on or about January 29, 2022) to the extent necessary to limit the total operating expenses of the Fund including (but not limited to) investment advisory fees of the Adviser, but excluding, as applicable, any front-end or contingent deferred sales loads, taxes, leverage interest, distribution/service (Rule 12b-1) fees, shareholder services fees, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to an annual rate of 1.10% of the average daily net assets of the Investor Class shares and 0.90% of the average daily net assets of the Institutional Class shares (the “Expense Limitation Agreement”). The Expense Limitation Agreement may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Trust (the “Board”), on behalf of the Fund, upon 60 days’ written notice to the Adviser, but may not be terminated by the Adviser without the consent of the Board. No recoupment will be made more than three years after the date that the applicable amount was initially waived or reimbursed by the Adviser, and the recoupment may not cause the Fund to exceed the then-existing expense limitation for that class at the time such waiver or reimbursement was made.

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Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same and the expense reduction/reimbursement described above remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$149	$476	$827	$1,815
Institutional Class	$100	$370	$660	$1,486

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended September 30, 2020, the Fund’s portfolio turnover rate was 94% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the Fund is to seek long-term growth of capital. This investment objective may be changed without shareholder approval. The Fund is a diversified fund that normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of large capitalization U.S. companies. U.S. companies, for this purpose, consist of those companies that: (i) are incorporated in the U.S.; and (ii) list their common stock on, and principally trade on, the New York Stock Exchange (“NYSE”) (including NYSE Arca and NYSE American), the NASDAQ Global Select Market, the NASDAQ Select Market, or the NASDAQ Capital Market. The 80% portion of the Fund’s portfolio consists of investments in U.S. companies that are members of the S&P 500 Index or possess similar minimum market capitalization and trading volume attributes.1 The Fund’s common stock investments may include exchange-listed equities from companies across various sectors and industries. The remaining 20% of the Fund’s net assets, plus borrowings for investment purposes, may include small-cap and mid-cap companies, preferred stock, exchange-traded funds (“ETFs”), and preferred stock.

[1]	Under current S&P Dow Jones Indices market capitalization guidelines, companies are required to have a market value of at least $8.2 billion for listing in the S&P 500 Index. S&P Dow Jones Indices typically makes adjustments to its benchmark indexes on an annual basis.

In selecting investments for the Fund, the Adviser utilizes a “bottom-up” fundamental stock selection process that the Adviser believes yields a more accurate picture of a company’s intrinsic value. The Adviser analyzes a variety of factors when selecting investments for the Fund, such as a company’s operations, risk profile, growth expectations and valuation of its securities. The Adviser utilizes a disciplined, Economic Value Added2 framework to select investments. The framework focuses on the fundamentals of shareholder wealth creation and wealth destruction similar to the way a traditional, long-term focused corporate investor looking at all aspects of the business would assess a company’s value. In the shorter-term, markets often undervalue or overvalue a company’s ability to create or destroy shareholder wealth. The framework seeks to identify and exploit these investment opportunities. The approach is designed to capture excess returns when the market price of a stock converges toward the Adviser’s target price.

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In determining whether a particular company or security may be a suitable investment for the Fund, the Adviser may focus on any number of different attributes that may include, without limitation: the company’s ability to generate favorable returns in light of current growth prospects, market position and expertise, brand value, pricing power, measures of financial strength (e.g., strong balance sheet), profit margin changes, return on capital improvement, sustainability of revenue growth, ability to generate cash flow, strong management, commitment to shareholders’ interests, dividends or current income, market share gains, innovation and reinvestment, corporate governance and other indications that a company or a security may be an attractive investment. Lastly, the Adviser integrates security selection with appropriate stock position sizing (determining the appropriate percentage of the Fund’s assets to commit to a particular investment) in order to maximize return relative to risk. The Adviser may sell or reduce the Fund’s position in a security when the facts or analysis surrounding the reasons for investing in the security have changed.

The Fund may purchase or sell exchange-traded derivative products, such as exchange-traded futures and options, for capital preservation, enhancement of returns, temporary cash management, or investment transition purposes. For example, the Adviser may utilize exchange-traded futures and options to hedge the risks of existing stock positions in the Fund’s portfolio against significant equity market declines that may occur over short periods of time. Such capital protection strategies will be used tactically when the Adviser’s current assessment of market valuation indicates forward returns as low relative to downside risk and the cost to upside potential from utilizing portfolio preservation tools reasonable. A protective put option strategy, when tactically employed, is executed using exchange-traded S&P 500 Index put options to hedge the portfolio and to reduce volatility. Generally, S&P 500 Index put options have an inverse relationship to the S&P 500 Index meaning that the value of an index put option generally increases as the underlying securities in the Fund decrease in price and decreases as those securities increase in price. The Adviser may also seek to enhance returns by writing (selling) out of the money call options tailored with exercise prices generally above the current market prices of stocks held in the Fund or on the S&P 500 Index at the time of the call sale. As the seller of the call option, the Fund receives cash (the premium) from the purchaser. Furthermore, the Fund may also invest in S&P 500 Index futures to increase the Fund’s overall market exposure following cash inflows from new investments in the Fund.

[2]	Economic Value Added (EVA) is an estimate of a company’s economic profit. Economic profit, which refers to the profit earned by a company, minus the cost of financing the company’s capital, is an amount that may be considered in the assessment of a company’s overall value.

The Fund generally maintains a fully-invested posture. As such, cash is typically held to a minimum. However, significant investor inflows may temporarily increase cash positions. The Fund may also, under unusual circumstances, take temporary defensive positions and hold up to 100% of its portfolio in cash or cash equivalent positions. The Fund may engage in frequent or active trading depending on market conditions, resulting in a high portfolio turnover rate. A high portfolio turnover rate may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The loss of your money is a principal risk of investing in the Fund. Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested. The Fund’s shares, like other mutual fund shares, are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following principal risks:

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Common Stock Risk. The value of common stocks held by the Fund might decrease in response to the activities of a single company or in response to general market or economic conditions. If this occurs, the value of the Fund may also decrease.

Market Risk. Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the securities markets. Asset prices change daily as a result of many factors, including developments affecting the condition of individual companies, the sector or industries in which they operate, and the market in general. The price of a security or other instrument may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions and general market conditions. In a declining stock market, security prices for all companies (including those in the Fund’s portfolio) may decline regardless of any company’s long-term prospects. The Fund’s performance per share will change daily in response to such factors. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. There is a risk that you may lose money by investing in the Fund.

Risks of Investing in Undervalued Securities. Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor or achieve the Adviser’s expectations with respect to the price of the security.

Sector Risk.  To the extent that the Fund focuses its investments in the securities issued by companies in a particular market sector, the Fund will be subject to the market or economic factors affecting such sector, including adverse economic, business, political, regulatory or environmental developments, to a greater extent than if the Fund’s investments were more diversified among various different sectors.

Derivative Risk. Loss may result from the Fund’s use of derivatives. The value of derivatives in which the Fund may invest may rise or fall more rapidly than other investments. Other risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to a non-exchange traded derivative transaction; risk that the transactions may result in losses that offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Derivatives may contain “inherent” leverage because derivative contracts may give rise to an obligation on the part of the Fund for future payment or liabilities that are larger than the initial margin or premiums required to establish such positions. Combined with the volatility of derivatives prices, the leveraged nature of derivatives trading could cause the Fund to sustain large and sudden losses.

Investment Adviser Risk. The Adviser’s implementation of the Fund’s strategy may fail to produce the intended results. The Adviser’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective.

Political/Economic Risk. Changes in economic and tax policies, interest rates, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund’s investments.

Regulatory Risk. Governmental and regulatory actions, including tax law changes, may have unexpected or adverse consequences on particular markets, strategies, or investments, including the liquidity of investments. These actions and other developments may impact the Fund’s ability to invest or remain invested in certain securities and other assets. Legislation or regulation may also change the way in which the Fund itself is regulated. The Adviser cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund to invest in certain assets, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

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COVID-19 Risk. An outbreak of infectious respiratory illness caused by the novel coronavirus known as COVID-19 was first detected in China in December 2019 before spreading worldwide and being declared a global pandemic by the World Health Organization in March 2020. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings, disruption and delays in healthcare services, prolonged quarantines, cancellations, temporary store closures, social distancing, government ordered curfews and business closures, disruptions to supply chains and consumer activity, shortages, highly volatile financial markets, and general concern and uncertainty.

PERFORMANCE INFORMATION

The performance information below provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart and performance table assume reinvestment of dividends and distributions. The Fund’s past performance (both before and after taxes) is not necessarily an indicator of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.centrefunds.com or by calling 1-855-298-4236.

The following bar chart depicts changes in the Fund’s performance from year to year during the periods indicated for Investor Class shares only, since the Investor Class has the longest period of annual returns. The performance of the Institutional Class shares will differ from the performance shown because the Institutional Class shares have different expenses than the Investor Class shares.

Annual Total Returns for the Last 9 Calendar Years – Investor Class Shares

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Annual Total Returns (Years Ended December 31) - Investor Class Shares

Best Quarter:	2nd Quarter, 2020	+21.72%
Worst Quarter:	4th Quarter, 2018	-13.13%

The following performance table compares the Fund’s average annual total returns for the periods indicated to those of a broad-based securities market index. The index is not actively managed and not available for direct investment.

Average Annual Total Returns

(for the periods ended December 31, 2020)

	1 Year	5 Years	Since Inception*
Investor Class Shares**
Return Before Taxes	30.78%	13.66%	13.16%
Return After Taxes on Distributions	29.44%	11.09%	10.41%
Return After Taxes on Distributions and Sale of Fund Shares	19.19%	10.34%	9.81%
S&P 500 Index*** (reflects no deduction for fees, expenses, or taxes)	18.40%	15.22%	15.37%
Institutional Class Shares
Return Before Taxes	31.37%	14.07%	11.46%
S&P 500 Index*** (reflects no deduction for fees, expenses, or taxes)	18.40%	15.22%	13.06%

*	The inception date of the Investor Class shares is December 21, 2011 and the inception date of the Institutional Class shares is January 21, 2014.
**	After tax returns are shown for Investor Class shares only and will vary for Institutional Class shares, which have different expenses.
***	The S&P 500 Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 Index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. The “Since Inception” dates for the Index are in alignment with the respective inception dates of the Investor Class shares and the Institutional Class shares.

After tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown in the table. After tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or an individual retirement account (“IRA”). If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.

MANAGEMENT OF THE FUND’S PORTFOLIO

Centre Asset Management, LLC, the Adviser, serves as the investment adviser to the Fund.

James A. Abate, Managing Director and Chief Investment Officer of the Adviser, has served as the portfolio manager of the Fund since its inception in December 2011.

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PURCHASE AND SALE OF FUND SHARES

Shareholders may purchase or redeem shares directly from the Fund on any business day by contacting 1-855-298-4236, online at www.centrefunds.com or by writing to:

Centre Funds

 Centre American Select Equity Fund

P.O. Box 295
Denver, CO 80201

The minimum initial investment is $5,000 for Investor Class Shares and $250,000 for Institutional Class shares, and the minimum subsequent investment is $1,000 for Investor Class Shares and $10,000 for Institutional Class shares. Exceptions to these minimum amounts may apply for certain investors, and the minimum amounts may otherwise be waived or reduced by the Adviser. The Fund has also authorized certain broker-dealers and other financial intermediaries to accept purchase and redemption orders on the Fund’s behalf. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the intermediary directly.

TAX INFORMATION

The Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan, 403(b) plan or an IRA. Distributions on investments made through tax deferred vehicles, such as 401(k) plans, 403(b) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Fund's distributor or the Adviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor or salesperson to recommend the Fund over another investment. You should ask your financial advisor, broker or intermediary for information about any payments it may receive in connection with the Fund, any services it provides to the Fund and any fees and/or commissions it charges.

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SUMMARY OF CENTRE GLOBAL INFRASTRUCTURE FUND

Investment Objective

The Centre Global Infrastructure Fund (the “Fund”) seeks long-term growth of capital and current income.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed; charged upon any redemption of shares within 90 days of the purchase of such shares)	2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Institutional Class
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses(1)
Shareholder Service Fees	0.07%	0.10%(2)
Remaining Other Expenses (3)	0.66%	0.66%
Total Annual Fund Operating Expenses	1.83%	1.61%
Fee Waiver and/or Reimbursement (4)	(0.26)%	(0.41)%
Total Annual Fund Operating Expenses (after fee waiver and/or expense reimbursement)	1.57%	1.20%

[1]	Other Expenses in the table above have been restated to reflect current fees. The operating expenses in this table may not correlate to the expense ratio in the Fund’s financial highlights.
[2]	Shareholder Service Fees in the table above have been restated to reflect current fees. The operating expenses in this table may not correlate to the expense ratio in the Fund’s financial highlights.
[3]

“Remaining Other Expenses” include acquired fund fees and expenses, which were less than 0.01% of the average net assets of the Fund. Acquired Fund Fees and Expenses are fees and expenses incurred by the Fund in connection with its investments in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

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The Adviser has contractually agreed to reduce its advisory fees and/or reimburse other expenses of the Fund for an initial period of not less than one year and until the next following effective date of the post-effective amendment to the registration statement of Centre Funds relating to the Fund (on or about January 29, 2022) incorporating the Fund’s financial statements for that fiscal year to the extent necessary to limit the total operating expenses of the Fund, including (but not limited to) investment advisory fees of the Adviser, but excluding, as applicable, any front-end or contingent deferred sales loads taxes, leverage interest, distribution/service (Rule 12b-1) fees, shareholder services fees, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to an annual rate of 1.25% of the average daily net assets of the Investor Class shares and 1.10% of the average daily net assets of the Institutional Class shares. The Expense Limitation Agreement may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Fund, upon 60 days’ written notice to the Adviser, but may not be terminated by the Adviser without the consent of the Board. No recoupment will be made more than three years after the date that the applicable amount was initially waived or reimbursed by the Adviser, and the recoupment may not cause the Fund to exceed the then-existing expense limitation for that class at the time such waiver or reimbursement was made.

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Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year that the Fund’s operating expenses remain the same and the expense reduction/reimbursement described above remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$160	$550	$966	$2,124
Institutional Class	$122	$468	$837	$1,874

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells certain securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, if any, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended September 30, 2020, the Fund’s portfolio turnover rate was 75%.

Principal Investment Strategies

The investment objective of the Fund is to seek long-term growth of capital and current income. This investment objective may be changed without shareholder approval. The Fund is a diversified fund that will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities issued by U.S. and foreign (non-U.S.) infrastructure-related companies. For this purpose, an “infrastructure-related” company has (i) at least 50% of its assets (excluding cash) consisting of infrastructure assets, or (ii) 50% of its gross income or net profits attributable to, or derived (directly or indirectly) from the ownership, management, construction, development, operation, use, creation or financing of infrastructure assets. “Infrastructure assets” are the physical structures and networks that provide necessary services for society, including, but not limited to, transportation assets (e.g., railroads, toll roads, bridges, tunnels, airports, parking facilities and seaports); utility assets (e.g., electric transmission and distribution lines, power generation facilities, oil, gas and water distribution facilities and related midstream assets, communications networks and satellites, sewage treatment plants and critical internet networks) and social assets (e.g., hospitals, courts, schools, correctional facilities and subsidized housing). The Fund’s 80% investment policy (the “80% Policy”) is a non-fundamental investment policy that may be changed by the Fund upon 60 days’ prior written notice to shareholders. The Fund must comply with the 80% Policy at the time the Fund invests its assets. Accordingly, when the Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings, but any new investments it makes would need to be consistent with the 80% Policy.

The remaining 20% of the Fund’s net assets, plus borrowings for investment purposes, may include infrastructure-related debt securities of U.S. and non-U.S. issuers (including municipal, corporate debt obligations and asset-backed securities), energy-related infrastructure companies organized as master limited partnerships (“MLPs”), common stock and convertible securities. The Fund’s common stock investments may consist of exchange-listed equities from companies across various industries, sectors and market capitalizations. The Fund may invest in convertible securities when the attributes of a particular company’s convertible security is superior, in terms of total return (interest or dividends plus capital appreciation), to the common shares of the same company.

Under normal market conditions, the Fund will invest at least 40% of its net assets, plus the amount of any borrowings for investment purposes, in securities of companies organized or located in at least three non-U.S. countries. Although the Fund may invest in emerging market securities without limit, under normal market conditions, the non-U.S. companies in which the Fund currently intends to invest will be organized or located primarily in developed market countries, such as Japan, Spain, Canada, and the United Kingdom. The Fund may also engage in transactions in foreign currencies. The Fund’s investments in securities of foreign issuers may include sponsored or unsponsored depositary receipts for such securities, such as American Depositary Receipts (“ADRs”) (which are typically issued by a U.S. financial institution (a depositary) and evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary) and Global Depositary Receipts (“GDRs”) (which are receipts issued outside the U.S., typically by non-U.S. banks and trust companies, and evidence ownership of either foreign or domestic securities).

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The Fund intends to generally maintain a fully-invested posture. As such, cash will typically be held to a minimum. However, significant client inflows may temporarily increase cash positions. The Fund may engage in frequent or active trading depending on market conditions, resulting in a high portfolio turnover rate.

In selecting investments for the Fund, the Adviser utilizes a “bottom-up” fundamental stock selection process that the Adviser believes yields a more accurate picture of a company’s intrinsic value. The Adviser analyzes a variety of factors when selecting investments for the Fund, such as a company’s operations, risk profile, growth expectations and valuation of its securities. The Adviser utilizes a disciplined, Economic Value Added1 framework to select investments. The framework focuses on the fundamentals of wealth creation and wealth destruction similar to the way a traditional, long-term focused corporate investor looking at all aspects of the business would assess a company’s value. In the shorter-term, markets often undervalue or overvalue a company’s ability to create or destroy wealth. The framework seeks to identify and exploit these investment opportunities. The approach is designed to capture excess returns when the market price of a stock converges toward the Adviser’s target price.

In determining whether a particular company or security may be a suitable investment for the Fund, the Adviser may focus on any number of different attributes that may include, without limitation: the company’s ability to generate favorable returns in light of current growth prospects, market position and expertise, brand value, pricing power, measures of financial strength (e.g., strong balance sheet), profit margin changes, return on capital improvement, sustainability of revenue growth, ability to generate cash flow, strong management, commitment to shareholders interests, dividends or current income, market share gains, innovation and reinvestment, corporate governance and other indications that a company or a security may be an attractive investment. Lastly, the Adviser integrates security selection with appropriate stock position sizing (determining the appropriate percentage of the Fund’s assets to commit to a particular investment) in order to maximize return relative to risk. The Adviser may sell or reduce the Fund’s position in a security when the facts or analysis surrounding the reason to originally invest in the security have changed, such as a change in general market conditions, or in response to redemptions of Fund shares.

[1]	Economic Value Added (EVA) is an estimate of a company’s economic profit. Economic profit, which refers to the profit earned by a company, minus the cost of financing the company’s capital, is an amount that may be considered in the assessment of a company’s overall value.

Principal Risks OF INVESTING IN THE FUND

The loss of your money is a principal risk of investing in the Fund. Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested. The Fund’s shares, like other mutual fund shares, are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following principal risks:

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Common Stock Risk. The value of common stocks held by the Fund might decrease in response to the activities of a single company or in response to general market or economic conditions. If this occurs, the value of the Fund may also decrease.

Market Risk. Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the securities markets. Asset prices change daily as a result of many factors, including developments affecting the condition of individual companies, the sector or industries in which they operate, and the market in general. The price of a security or other instrument may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions and general market conditions. In a declining stock market, security prices for all companies (including those in the Fund’s portfolio) may decline regardless of any company’s long-term prospects. The Fund’s performance per share will change daily in response to such factors. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. There is a risk that you may lose money by investing in the Fund.

Infrastructure-Related Company Investment Risk. The Fund’s investments in infrastructure-related companies will expose the Fund, and make it more susceptible, to adverse economic or regulatory occurrences affecting those companies. Infrastructure-related companies may be subject to a variety of factors that, individually or collectively, may adversely affect their business or operations, including general or local economic conditions and political developments, changes in government spending on infrastructure projects, general changes in market sentiment towards infrastructure assets, high interest costs in connection with capital construction and improvement programs, high degrees of leverage, difficulty in raising capital, costs associated with compliance with changes in environmental and other regulations, the deregulation of a particular industry or sector, environmental problems, technological changes, surplus capacity, casualty losses, threat of terrorist attacks, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, and the effects of energy conservation policies. In addition, infrastructure-related companies may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other challenges and the imposition of special tariffs and changes in tax laws and accounting standards. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not focus its investments in such companies.

Sector Risk. The Fund’s investments in securities issued by infrastructure-related companies may expose the Fund to the risks affecting a particular market sector, such as utilities, telecommunication services, energy or industrials. To the extent that the Fund’s investments are focused in such a sector, the Fund will be subject to the market or economic factors affecting such sector, including adverse economic, business, political, regulatory or environmental developments, to a greater extent than if the Fund’s investments were more diversified among various different sectors.

Fixed Income Securities Risk. Fixed income securities are obligations of the issuer of the securities to make payments of principal and/or interest on future dates. Fixed income securities include, but are not limited to, securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, corporate debt securities issued by U.S. and non-U.S. entities, mortgage-backed and other asset-backed securities, structured notes and inflation-indexed bonds issued both by governments and corporations. Fixed income securities are generally subject to the risk that the issuer will be unable to meet principal and interest payments, and the risk of price volatility due to a variety of factors, including interest rate sensitivity, market perception of the issuer’s creditworthiness and general market conditions. A period of economic conditions or monetary policy volatility leading to rising interest rates could adversely affect the market for these securities and reduce the Fund's ability to sell them. As interest rates rise, the value of fixed income securities typically declines.

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Foreign and Emerging Market Securities Risk. The Fund will invest in foreign securities, which involve investment risks different from those associated with domestic securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The value of the Fund’s investments may decline because of factors affecting a particular issuer, and/or factors affecting foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund. The Fund’s investments in ADRs and GDRs entail similar investment risks to direct ownership of foreign securities traded outside the U.S.

Currency Risk. Currency risk is the chance that changes in currency exchange rates will negatively affect securities denominated in, and/or companies receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a portfolio’s investment in securities denominated in a foreign currency or may widen existing losses. Currency gains and losses could occur regardless of the performance of the underlying investment.

Credit Risk. Credit risk is the risk that the issuer of a debt security will fail to repay principal and interest on the security when due, and that there could be a decline or perception of a decline in the credit quality of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. The default of a single holding could have the potential to adversely affect the Fund's net asset value. It is possible that a security held by the Fund could have its credit rating downgraded or could default.

Interest Rate Risk. Changes in interest rates will affect the value of the Fund’s investments in fixed income securities. When interest rates rise, the value of investments in fixed income securities tends to fall, and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed income securities with longer maturities or durations.

Maturity Risk. Longer-term securities generally have greater price fluctuations and are more sensitive to interest rate changes than shorter-term securities. Therefore, the Fund may experience greater price fluctuations when it holds securities with longer maturities.

Income Risk. Income risk is the risk that the income received by the Fund may decrease as a result of falling interest rates or dividend yields.

Municipal Obligations. The Fund may invest in municipal obligations, including securities of states, territories and possessions, of the U.S. and the District of Columbia, and their political subdivisions, agencies and instrumentalities (collectively, “Municipal Obligations”), the interest on which is exempt from federal income tax. Municipal Obligations include general obligation bonds (which are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest), revenue bonds (which are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power of the issuer) and notes (which are short-term instruments issued by municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues). To the extent that the Fund invests more of its assets in a particular issuer’s municipal securities, the Fund is vulnerable to events adversely affecting that issuer, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters. The Fund's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. For example, factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities. From time to time Congress has enacted legislation for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations.

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Liquidity Risk. Liquidity risk occurs when an investment becomes difficult to purchase or sell. Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. The Fund may also face liquidity risk as a result of, among other factors, low trading volumes, legal or contractual restrictions on resale, and substantial redemptions of the Fund’s shares.

Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

MLP Investment Risk. An MLP that invests in a particular industry (e.g. oil, gas and consumable fuels) may be adversely affected by detrimental economic events within that industry. As a partnership, an MLP may be subject to less regulation (and less protection for investors) under state laws than corporations. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors, such as the Fund.

Investment Adviser Risk. The Adviser’s implementation of the Fund’s strategy may fail to produce the intended results. The Adviser’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.

Political/Economic Risk. Changes in economic and tax policies, interest rates, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund’s investments.

Regulatory Risk. Governmental and regulatory actions, including tax law changes, may have unexpected or adverse consequences on particular markets, strategies, or investments, including the liquidity of investments. These actions and other developments may impact the Fund’s ability to invest or remain invested in certain securities and other assets. Legislation or regulation may also change the way in which the Fund itself is regulated. The Adviser cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund to invest in certain assets, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

COVID-19 Risk. An outbreak of infectious respiratory illness caused by the novel coronavirus known as COVID-19 was first detected in China in December 2019 before spreading worldwide and being declared a global pandemic by the World Health Organization in March 2020. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings, disruption and delays in healthcare services, prolonged quarantines, cancellations, temporary store closures, social distancing, government ordered curfews and business closures, disruptions to supply chains and consumer activity, shortages, highly volatile financial markets, and general concern and uncertainty.

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PERFORMANCE INFORMATION

The performance information below provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart and performance table assume reinvestment of dividends and distributions. The Fund’s past performance (both before and after taxes) is not necessarily an indicator of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.centrefunds.com or by calling 1-855-298-4236.

The following bar chart depicts the change in the Fund’s performance for the period indicated for Investor Class shares.

Annual Total Returns – Investor Class Shares

Annual Total Returns (Years Ended December 31) – Investor Class Shares

Best Quarter:	1st Quarter, 2019	+12.82%
Worst Quarter:	1st Quarter, 2020	-24.34%

The following performance table compares the Fund’s average annual total returns for the period indicated to those of a broad-based securities market index and a supplemental index. These indices are not actively managed and not available for direct investment.

Average Annual Total Returns (for the period ended December 31, 2020)

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	1 Year	Since Inception*
Investor Class Shares**
Return Before Taxes	(7.17)%	1.64%
Return After Taxes on Distributions	(7.74)%	0.95%
Return After Taxes on Distributions and Sale of Fund Shares	(3.89)%	1.23%
Institutional Class Shares
Return Before Taxes	(7.00)%	1.89%
MSCI World Index ***	15.90%	8.56%
MSCI World Infrastructure Index**** (reflects no deduction for fees, expenses, or taxes)	0.13%	4.92%

*	The inception date of the Investor Class and Institutional Class shares is January 29, 2018.
**	After tax returns are shown for Investor Class shares only and will vary for Institutional Class shares, which have different expenses.
***	The MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI World Index does not offer exposure to emerging markets.
****	MSCI World Infrastructure Index captures the global opportunity set of companies that are owners or operators of infrastructure assets. Constituents are selected from the equity universe of MSCI World, the parent index.

After tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown in the table above. After tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or an individual retirement account (“IRA”). If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.

MANAGEMENT OF THE FUND’S PORTFOLIO

The Adviser, Centre Asset Management, LLC, serves as the Fund’s investment adviser.

James A. Abate, Managing Director and Chief Investment Officer of the Adviser, has served as the portfolio manager of the Fund since its inception in January 2018.

Purchase And Sale Of Fund Shares

Shareholders may purchase or redeem shares directly from the Fund on any business day by contacting the Fund by telephone at 1-855-298-4236, online at www.centrefunds.com or in writing at:

Centre Funds Centre Global Infrastructure Fund P.O. Box 295 Denver, CO 80201

The minimum initial investment is $5,000 for Investor Class shares and $250,000 for Institutional Class shares and the minimum subsequent investment is $1,000 for Investor Class shares and $10,000 for Institutional Class shares. Exceptions to these minimum amounts may apply for certain investors, and the minimum amounts may otherwise be waived or reduced by the Adviser.

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The Fund has authorized certain broker-dealers and other financial intermediaries to accept purchase and redemption orders on the Fund’s behalf. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the intermediary directly.

Tax Information

The Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan, 403(b) plan or an IRA. Distributions on investments made through tax deferred vehicles, such as 401(k) plans, 403(b) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

financial intermediarY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Adviser may pay the intermediary for the sale of Fund shares and related services, such as certain shareholder-related services and, if applicable, distribution-related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the Fund over another investment. You should ask your financial advisor for information about any payments it may receive in connection with the Fund, any services it provides to the Fund and any fees and/or commissions it charges.

ADDITIONAL INVESTMENT POLICIES AND RISKS

An investment in the Centre American Select Equity Fund (the “American Equity Fund”) and the Centre Global Infrastructure Fund (the “Infrastructure Fund”) (each, a “Fund” and collectively, the “Funds”) should not be considered a complete investment program. Whether a Fund is an appropriate investment for an investor will depend largely on his or her financial resources and individual investment goals and objectives. Investors who engage in short-term trading or other speculative strategies and styles will not find the Funds to be appropriate investment vehicles if they want to invest in the Funds for a short period of time.

General. A Fund’s portfolio may be exposed to a variety of securities, including, as applicable, common stocks, preferred stocks, fixed income securities, securities in other investment companies and/or cash. To the extent that a Fund invests in common stock, such investments may include investments in exchange-listed equities issued by companies across various industries, sectors and market capitalizations. To the extent that a Fund is exposed to preferred stock, such investments may be represented by investments made when the attributes of a particular company’s preferred stock is superior, in terms of total return (dividends plus capital appreciation), to the common shares of the same company.

A Fund may also invest in derivatives, cash management instruments and other instruments to help manage interest rate exposure or sensitivity compared to the stock market, hedge or protect a Fund’s underlying assets, or enhance returns. A Fund may be exposed to exchange-traded derivative products, such as exchange-traded futures and options that are fully collateralized by cash or securities, for temporary cash management or investment transition purposes, or to hedge the risks of existing positions or overall capital protection.

Management. Each Fund is actively managed and could experience losses if the judgment of the Adviser about markets, interest rates or particular investments proves to be incorrect. There can be no guarantee that the investment decisions of the Adviser will produce the desired results. Additionally, the Adviser may be limited by legislative, regulatory, or tax developments in connection with its management of a Fund.

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Temporary Defensive Positions and Cash Management. A Fund may, under unusual circumstances, deviate from its investment objective and principal investment strategies and take temporary defensive positions in an attempt to respond to adverse market, economic, political, or other conditions. During such circumstances, a Fund may hold up to 100% of its portfolio in cash or cash equivalent positions. In the event that a Fund, or any investment company in which a Fund invests, takes a temporary defensive position, the Fund may not be able to achieve its investment objective. A Fund may also use cash management instruments and other instruments to help manage interest rate duration or to protect the Fund’s assets or enhance returns.

Derivative Risk. A Fund may use derivatives, such as exchange-traded options and futures, that are related to stock market or bond indexes, foreign exchange, fixed income or other securities or be exposed to exchange-traded derivative products. Loss may result from a Fund’s investments in exchange-traded futures and options. The value of derivatives in which a Fund may invest may rise or fall more rapidly than other investments.

The use of derivatives, such as futures and options, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than mitigate risk. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Certain derivative instruments may be difficult to sell when the Adviser believes it would be appropriate to do so.

Losses in a Fund’s derivative investments could result in a Fund being called upon to meet obligations in an amount more than the principal amount invested in a derivative instrument or in excess to that Fund’s net asset value, which could leave the Fund with no assets or insufficient assets to carry on operations, and could, as a result, cause the Fund to wind down its operations. A Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Risks Related to Investing in Other Investment Companies.

A Fund may invest in other investment companies, as permitted by the 1940 Act or the rules and regulations or exemptive orders thereunder. Each Fund may also invest up to 10% of the Fund’s net assets in other investment companies, such as ETFs and closed-end funds. Except as otherwise provided herein, the Funds may invest their cash holdings in affiliated or non-affiliated money market funds as part of a cash sweep program, and may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by the Adviser, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order.

To the extent that a Fund invests in other investment companies, your cost of investing in that Fund will generally be higher than the cost of investing directly in such other investment company shares. You may indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. Furthermore, these types of investments by a Fund could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Growth Style. A Fund may seek to invest in companies that, in the view of the Adviser, have potential for growth. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the perceived growth potential of a company is not realized, then the securities purchased by a Fund may not perform as expected and that Fund’s return will be reduced. A Fund’s performance may be adversely affected by its investment in growth stocks.

Value Style. A Fund may, at times, have an investment style that emphasizes “value stocks,” which means that the stocks trade at less than the prices at which the Adviser believes they would trade if the market reflected all factors relating to the issuers’ worth. A value investment style involves the risk that a stock’s price may not increase as expected, and may even decline in value. Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor or achieve the Adviser’s expectations with respect to the price of the security. To the extent that the performance of a Fund is adversely affected by its investment in value stocks, Fund performance may be negatively affected as a result.

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Risks of Investing in Real Estate Investment Trusts. A Fund may, at times, invest in real estate investment trust (“REIT”) securities of a diversified nature (both commercial and residential) if the issuers are members of the S&P 500 Index or possess similar market capitalization characteristics and trading volume attributes. REITs are collective investment vehicles which are designed to invest in real estate. A Fund may also invest in exchange-traded notes (“ETNs”) and ETFs that have returns linked to REIT indices. An investment in REITs is subject to the risks associated with owning real estate and with the real estate industry generally, including difficulties in valuing and disposing of real estate; the risk of declines in real estate values and economic conditions; possible adverse changes in the climate for real estate; environmental liability risks; the risk that property taxes and operating expenses will increase; possible adverse changes in zoning laws; the risks of casualty or condemnation losses, rent limitations and adverse changes in interest rates and the credit markets; and the risk of pre-payment by borrowers. In addition, a REIT may default on its obligations or go bankrupt. To the extent that the Fund invests in REITs, the Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.

Small-Cap and Mid-Cap Securities Risk. A Fund may, at times, invest in securities of small-capitalization (“small-cap”) and mid-capitalization (“mid-cap”) companies. Investing in such companies involves greater volatility than investing in larger and more established companies. Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies. Securities of small-cap and mid-cap companies have limited market liquidity, and their prices may be more volatile.

Preferred Stock. A Fund may, at times, invest in preferred stocks when the attributes of a particular company’s preferred stock is superior, in terms of total return (dividends plus capital appreciation), to the common shares of the same company. Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. In addition, preferred stock may not pay a dividend, an issuer may suspend payment of dividends on preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock. To the extent a Fund invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Fund’s investments to decline.

Liquidity Risk. Liquidity risk occurs when an investment becomes difficult to purchase or sell. A Fund may face liquidity risk as a result of, among other factors, low trading volumes, legal or contractual restrictions on resale, substantial redemptions of the Fund’s shares and, with respect to fixed income securities, rising interest rates and lower a decreasing capacity of dealers in the secondary market to make markets in such securities. Liquidity risk generally increases (meaning that securities become more illiquid) as the number, or relative need, of investors seeking to liquidate in a given market increases.

Political/Economic Risk. Changes in economic and tax policies, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on the investments of the Funds.

Change of Investment Strategy. Each Fund has a policy to invest, under normal circumstances, at least 80% of the value of its “assets” in certain types of investments suggested by its name (the “80% Policy”). The 80% Policy is a non-fundamental investment policy that can be changed by a Fund upon 60 days’ prior written notice to shareholders. Each Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when the Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings, but any new investments it makes would need to be consistent with its 80% Policy.

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Tax Treatment. For an investment in a Fund to qualify for favorable tax treatment as a regulated investment company, certain requirements under the Internal Revenue Code of 1986 (the “Code”), including asset diversification and income requirements, must be met. If a Fund were to fail to qualify as a regulated investment company under the Code, the Fund would be liable for federal, and possibly state, corporate taxes on its taxable income and gains.

MANAGEMENT OF THE FUNDS

THE INVESTMENT ADVISER

Adviser. Centre Asset Management, LLC (“Centre”, or the “Adviser”) is a New York limited liability company, with principal offices at 48 Wall Street, Suite 1100, New York, New York 10005. Centre is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Centre is a fundamentally-driven specialist active asset manager and offers investment advisory services to U.S. and foreign investment companies and manages differentiated products in fund advisory and sub-advisory mandates in institutional and investor share classes accessible in multiple jurisdictions and currencies. In 2010, Centre entered into a strategic partnership with Sanlam Limited, a worldwide financial services group listed on the Johannesburg Stock Exchange. Centre is an independently operated investment partner within Sanlam's Investments Management cluster, which is an investment management business managing and advising on a range of funds and segregated accounts that span the asset class spectrum, delivered in a global, diversified multi-boutique framework. Sanlam International Investments USA Holdings, Inc. and James A. Abate are the sole voting members of Centre. Sanlam International Investment USA Holdings, Inc. is wholly owned by Sanlam Investment Management Holdings (PTY) Ltd, which is, in turn, wholly owned by Sanlam Limited. James A. Abate serves as the Managing Director of the Adviser and is primarily responsible for its day-to-day management. As of December 31, 2020, Centre had approximately $545 million in assets under management.

The Adviser serves as the investment adviser to each Fund pursuant to an investment advisory agreement with the Trust. Subject to the general oversight of the Board of Trustees of the Trust (the “Board” or the “Trustees”), the Adviser is responsible for, among other things, developing a continuing investment program for the Funds in accordance with their respective investment objectives and reviewing the investment strategies and policies of each Fund.

Portfolio Management

James A. Abate, MBA, CPA, CFA, is the Chief Investment Officer of Centre Asset Management, LLC, and the portfolio manager of the firm’s American Select Equity and Global Listed Infrastructure Strategies. He also serves as the firm’s Managing Director and as the President and Trustee of the Centre Funds. Prior to founding Centre Asset Management, LLC, Mr. Abate was U.S. Investment Director, North America, for GAM. Prior to GAM, Mr. Abate served as Managing Director & Fund Manager/Head of U.S. Active Equity at Credit Suisse Asset Management responsible for its U.S. Select Equity Strategy and stable of Global Sector Funds. While at GAM and Credit Suisse, Mr. Abate achieved Standard & Poor’s Funds Research AAA rating, and has received numerous “Category King” mentions in The Wall Street Journal, as well as multiyear Investment Week award nominations. Prior to transitioning to asset management, he was a Manager in Price Waterhouse’s Valuation/Corporate Finance Group and served as a commissioned officer in the U.S. Army and Reserves, achieving the rank of Captain. Mr. Abate holds a B.S. in accounting from Fairleigh Dickinson University and an MBA in finance from St. John’s University, and is a visiting Adjunct Professor in the graduate and honors academic programs at the Zicklin School of Business, Baruch College. Mr. Abate is a contributing author to several John Wiley published books: Applied Equity Valuation, Focus on Value, Short Selling and The Theory and Practice of Investment Management; his article writings have appeared in The Journal of Portfolio Management, Investment Week, FT Investment Adviser, The Wall Street Journal, Mergers & Acquisitions and other various publications; and other writings — with Professor J. Grant, Ph.D. — on EVA, or economic value added approach to security analysis have been adopted by the CFA Institute candidate study programs. Mr. Abate is a former member of the editorial advisory board of The Journal of Portfolio Management.

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The Funds’ Statement of Additional Information (the “SAI”) provides information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Fund shares.

Adviser Compensation

As compensation for the investment advisory services provided to the Funds, the Adviser is entitled to receive compensation. For the most recent fiscal year, advisory compensation as a percentage of daily net assets was as follows:

Fund	Management Fee Rate	Aggregate Annual Advisory Fee Paid
American Equity Fund	0.75%*	0.65%
Infrastructure Fund	0.85%	0.29%

*	Under the investment advisory agreement, the Fund pays to the Adviser an investment advisory fee (accrued daily and payable monthly) at an annual rate of 0.75% of the Fund's average daily net assets for the first $1 billion and 0.70% of the Fund's average daily net assets thereafter.

Disclosure Regarding Approval of Investment Advisory Contracts

A discussion regarding the Trustees’ basis for approving the investment advisory agreement relating to each Fund may be found in the annual report to shareholders of the Fund for the period ended September 30, 2020. You may obtain a copy of the annual report, free of charge, by contacting the Funds by telephone at 1-855-298-4236 or in writing at: Centre Funds, P.O. Box 295, Denver, CO 80201.

BOARD OF TRUSTEES

Each Fund is a series of the Trust, an open-end management investment company that was organized as a Delaware statutory trust on March 17, 2011. Each series of the Trust is authorized to offer multiple classes of shares. The Trustees oversee the operations of the Funds and are responsible for the overall management of the Funds’ business affairs.

THE DISTRIBUTOR

ALPS Distributors, Inc. (the “Distributor”) distributes the shares of each Fund pursuant to a Distribution Agreement with the Trust. The Distributor offers each Fund’s shares on a continuous, best-efforts basis.

INVESTING IN A FUND

Determining a Fund’s Net Asset Value

The price at which you purchase or redeem shares is based on the next calculation of net asset value (“NAV”) per share after an order is received, subject to the order being received by the Fund in Good Form (as defined below). A Fund’s NAV per share is calculated by dividing the value of the Fund’s total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. The NAV per share of a Fund is calculated at the close of regular trading on the NYSE (ordinarily, 4:00 p.m. Eastern Time), only on business days that the NYSE is open for business. The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.

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Securities held by the Funds are generally calculated at market value by quotations from the primary market in which they are traded. The Funds normally use third-party pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Trust’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) an exchange-traded portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the NAV calculation. To the extent that a Fund invests in registered open-end investment companies, the Fund’s NAV calculations with respect to such investments will be based upon the net asset values reported by such other investment companies, and the prospectuses for such investment companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. To the extent that a Fund holds securities traded in foreign markets that close prior to U.S. markets, significant events, including company-specific developments or broad market moves, may affect the value of foreign securities held by the Fund. Consequently, a Fund’s NAV may be affected during a period when shareholders are unable to purchase or redeem their shares in the Fund.

PURCHASING SHARES OF THE FUNDS

Opening an Account

To purchase shares directly from a Fund, an application (“Account Application”) must be completed, signed and delivered to the Fund. If you have any questions about a Fund or need assistance with your Account Application, please call Shareholder Services at 1-855-298-4236. Certain types of investors, such as trusts, corporations, associations or partnerships, may be required to furnish additional documents when they open an account. These documents may include corporate resolutions, trusts and partnership documents, trading authorizations, powers of attorney, or other documents.

Unless specified differently, accounts with two or more owners will be registered as joint tenants with rights of survivorship. To make any ownership change to a joint account, all owners must agree in writing, regardless of the law in your state.

You may purchase shares of the Funds by mailing a completed Account Application with a check payable to the applicable Fund’s transfer agent (the “Transfer Agent”) at the following address:

Centre Funds

P.O. Box 295

Denver, CO 80201

To obtain an Account Application, you can call 1-855-298-4236 or download an Account Application at www.centrefunds.com. Please indicate the class of shares in which you want to invest.

To open an account and make an initial investment by wire, please first complete an Account Application. After the Fund has received your completed Account Application, you will receive an account number for all subsequent wire transfers. Please ensure that your bank receives this account number as part of your wiring instructions. For more details on wiring instructions, please visit www.centrefunds.com or call 1-855-298-4236.

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Please note that most banks charge fees when sending wires.

Initial investment purchases to open an account or subsequent investment purchases adding to your account made by ACH transfer may only be made in amounts up to $25,000. Purchases in amounts greater than $25,000 must be made by wire or check.

Note: There are specific Account Applications required for new IRA accounts, Roth IRA accounts, and transfers of IRA accounts from other custodians. Please call Shareholder Services at 1-855-298-4236 to obtain the correct Account Application. There is an annual IRA account maintenance fee of $10.00 that is charged by the IRA custodian on a per-account basis.

Important Information About Procedures For Opening A New Account

The Trust has established an Anti-Money Laundering Compliance Program (“AML Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act ("USA PATRIOT Act"). To ensure compliance with this law, the AML Program provides for, among other things, the development of internal practices, procedures and controls and designation of an anti-money laundering compliance officer. The Trust's chief compliance officer serves as its Anti-Money Laundering Compliance Officer. In compliance with the USA PATRIOT Act, please note that the Transfer Agent will verify certain information on your Account Application as part of the AML Program. As requested on the Account Application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact Shareholder Services at 1-855-298-4236 if you need additional assistance when completing your Account Application.

To open an account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. Ownership/control information for a legal entity may include the name, date of birth, physical address, and identification number (generally a social security or taxpayer identification number) of the entity’s owners/controlling persons. If a Fund or any of its agents does not have a reasonable belief of the identity of an investor, the account will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received. Each Fund reserves the right to reject any Account Application for any reason and to close an account within five (5) business days of a request for more information about an investor if clarifying information/documentation is not received.

Purchase Procedures

Share Class	Minimum Initial Investment Amount	Minimum Subsequent Investment Amount
Investor Class Shares	$5,000	$1,000
Institutional Class Shares	$250,000	$10,000

Exceptions to these minimum amounts may apply for certain investors, and the minimum amounts may otherwise be waived or reduced by the Adviser. The Funds will accept purchases only in U.S. dollars drawn from U.S. financial institutions. Cashier’s checks, third party checks, money orders, credit card convenience checks, cash or equivalents or payments in foreign currencies are not acceptable forms of payment.

Your purchase order will be effected at the NAV per share of the Fund next determined after receipt of your purchase request in Good Form. Purchase requests received by the Transfer Agent or an authorized financial intermediary (i) before the close of the NYSE on any business day will be effected at the NAV per share of the Fund determined on that day or (ii) after the close of the NYSE on any business day, will be effected at the NAV per share of the Fund determined on the next business day. Purchase requests must be received in Good Form by the Transfer Agent or an authorized financial intermediary.

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A purchase order is considered to be in “Good Form” if the request includes: (i) the name and class of the fund in which an investor wishes to invest; (ii) the amount the investor wishes to invest; (iii) the name in which the investor’s account is to be registered (or, in the case of subsequent investments, the investor’s account number); (iv) the signature of each person in whose name such account is (or is to be) registered; and (v) payment in full of the purchase amount.

Each Fund reserves the right to reject, in its sole discretion, any purchase order for any reason. In addition, each Fund reserves the right to cease offering its shares or a class thereof at any time and for any reason.

Purchases of Fund shares may be made through certain financial intermediaries authorized to receive your purchase request in accordance with the standards described above. If you purchase shares through a financial intermediary, you may be charged a fee by the financial intermediary and you may be subject to higher investment minimums.

Institutional Class shares may also be available on certain brokerage platforms. An investor transacting in Institutional Class shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

Adding to Your Account: You may add to your account with a Fund by sending a check for your additional investment payable to the Fund to the Transfer Agent at:

Centre Funds

P.O. Box 295

Denver, CO 80201

Please include a brief letter with your check that gives the name on your account and your account number. Please write your account number on your check.

To make an initial investment by wire, please call 1-855-298-4236 to inform us you will be wiring funds. Please ensure that your bank receives your Fund account number as part of your wiring instructions. For more details on wiring instructions, please visit www.centrefunds.com or call 1-855-298-4236.

Please note that most banks charge fees when sending wires.

Subsequent purchases may be made online. Before you can make a subsequent investment online, you must first establish online account access. In order to establish access, you will need to obtain your Fund account number and your Social Security Number, and then visit www.centrefunds.com. After selecting “Account Login,” you will be able to create a new login ID and password.

You may establish an automatic investment plan when you open your account. To do so, please complete the automatic investment plan section of the Account Application. You may also establish an automatic investment plan by completing an Account Options Form or by visiting www.centrefunds.com.

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Additional Purchase Information for Investing in a Fund

Choosing a Share Class

Each Fund offers two classes of shares: Investor Class shares and Institutional Class shares. Each share class represents an ownership interest in the same investment portfolio as the other class of shares of the Fund. Each class has its own expense structure.

Investor Class shares are subject to a distribution plan (the “12b-1 Plan”) that, pursuant to Rule 12b-1 under the 1940 Act, permits each Fund to pay distribution and/or shareholder servicing fees of up to 0.25% per year to those intermediaries offering Investor Class shares and providing other services to Investor Class shareholders. Institutional Class shares are available without a Rule 12b-1 fee to those investors eligible to purchase such shares.

The Trust has also adopted a shareholder services plan for certain non-distribution shareholder services provided by financial intermediaries. With respect to each Fund, the shareholder services plan authorizes annual payment of up to 0.15% of the average daily net assets attributable to Investor Class shares of the Fund, and up to 0.10% of the average daily net assets attributable to Institutional Class shares of the Fund.

Neither class of shares is subject to a sales charge.

When you choose your class of shares of a Fund, you should consider the size of your investment and how long you plan to hold your shares. Your financial consultant or other financial intermediary can help you determine which share class is best suited to your personal financial goals. If you qualify to purchase Institutional Class shares, you should purchase them rather than the Investor Class shares because the Investor Class shares have higher expenses than the Institutional Class shares. Although each class invests in the same portfolio of securities, the returns for each class will differ because each class is subject to different expenses.

Conversion Features

If the current market value of a shareholder’s Investor Class shares is at least $1,000,000, the shareholder may elect to convert such Investor Class shares to Institutional Class shares on the basis of relative NAVs. Upon such a conversion, the shareholder will be subject to the policies and procedures for Institutional Class shares. Converting from Investor Class shares to Institutional Class shares may not be available at certain financial intermediaries, or your financial intermediary may charge additional fees for this conversion. Because the NAV of the Institutional Class shares may be higher or lower than that of the Investor Class shares at the time of conversion, a shareholder may receive more or fewer Institutional Class shares than the number of Investor Class shares converted, even though the total dollar value will be the same.

Holders of Investor Class shares may convert their Investor Class shares to Institutional Class shares of the Fund provided that they: (i) hold their shares through an institution that has a valid Institutional Class sales agreement with the Trust or the Distributor or any of their respective affiliates authorizing such a conversion; and (ii) are eligible to invest in Institutional Class shares in accordance with the criteria set forth in this prospectus. A Fund may accept or reject any conversion in its discretion. For federal income tax purposes, a same-fund conversion generally will not result in the recognition by the investor of a capital gain or loss. However, investors should consult their own tax or legal advisor to discuss their particular circumstances. Investor Class shareholders should contact their financial institution for information on the availability of Institutional Class shares, and should read and consider the Institutional Class shares information in the prospectus before requesting any such conversion.

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If an Institutional Class share account falls below the stated investment minimum of $250,000 as a result of selling shares, each Fund reserves the right to give the shareholder 30 days’ written notice to make additional investments so that the account balance is at least $250,000. If additional investments are not made, then the Fund may convert the shareholder’s Institutional Class shares to Investor Class shares, at which time the account will be subject to the expenses, policies and procedures of Investor Class shares. Any such conversion will occur at the relative NAVs of the two share classes. Because the NAV of the Institutional Class shares may be higher or lower than that of the Investor Class shares at the time of conversion, the shareholder may receive more or fewer Investor Class shares than the number of Institutional Class shares that were converted, even though the total dollar value will be the same.

REDEEMING SHARES OF THE FUNDS

You may redeem full and fractional shares of each Fund for cash at the next determined NAV after receipt of a completed redemption request in Good Form. A redemption order is considered to be in “Good Form” if the request includes: (i) the name and class of the fund from which an investor wishes to redeem; (ii) the dollar amount or number of shares the investor wishes to redeem; (iii) the investor’s account number; (iv) the investor’s address; and (v) the signature of an authorized signer (and signature guarantee if applicable). The Transfer Agent may require that you provide additional documentation or information. If you are redeeming from a retirement account, you must complete the appropriate distribution form and may be required to provide employer authorization. Redemption requests received by the Transfer Agent or appropriate financial intermediary of the Fund (i) before the close of the NYSE on any business day will be effected at the NAV per share of the Fund determined on that day or (ii) after the close of the NYSE on any business day will be effected at the NAV per share of the Fund determined on the next business day.

By Mail. To redeem shares, you should give instructions that specify the name of the Fund and number of shares or the dollar amount to be redeemed to:

Centre Funds

P.O. Box 295

Denver, CO 80201

Your instructions must be signed by all registered owners exactly as the account is registered.

By Telephone. If the value of the shares for which you submit a redemption request is under $50,000, you may call the Transfer Agent to redeem your shares over the telephone or to acquire instructions on how to redeem your shares via facsimile. No Fund will be liable for following telephone instructions reasonably believed to be genuine. (Note that during drastic economic and market changes, telephone redemption privileges may be difficult to implement.)

Online. Before you can sell shares or redeem your investment online, you must first establish online account access. In order to establish access, you will need to obtain your Fund account number and your Social Security Number, and then visit www.centrefunds.com. Select “Account Login,” and there you will be able to create a new login ID and password. Other restrictions may apply as described below under “Additional Information”.

Through Financial Intermediaries. Redemptions may also be made through certain financial intermediaries that are authorized by the Funds to receive redemption requests in accordance with the standards described above.

Signature Guarantee. Signature guarantees may be required to help protect against fraud for certain types of transfer requests or account registration changes. In addition, signature guarantees are required for redemptions of shares valued, in the aggregate, at $25,000 or more and for any redemption request in which redemption proceeds are to be mailed to a new address updated within the prior thirty days, an address other than the address of record or a redemption check is made payable to anyone other than the shareholder of record. The Funds reserve the right to require a signature guarantee under other circumstances or to reject or delay a redemption as permitted by applicable law.

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Acceptable signature guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization or institution that qualifies as an “eligible guarantor institution” (as defined by the SEC). Notary public signatures are not an acceptable replacement for a signature guarantee. In addition, signatures may be guaranteed by a medallion stamp of the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) or the NYSE Medallion Signature Program. Please contact Shareholder Services at 1-855-298-4236 with any questions about obtaining a signature guarantee.

Additional Information. In all cases, the redemption price is the NAV per share next determined after your request is received in Good Form less any applicable redemption fees. Redemption proceeds normally will be sent within seven (7) days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to seven (7) days. Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your Account Application. Your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include a signature guarantee. However, within 90 days of an initial purchase of shares made via ACH, redemption proceeds will only be sent to the originating bank account. Each Fund reserves the right to satisfy any redemption request by making payment in securities held in the Fund’s portfolio. The Funds typically expect to use holdings of cash or cash equivalents to meet redemption requests. At times, such as in stressed market conditions, a Fund may meet redemption requests by selling portfolio assets.

The Fund is not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments at your bank when shareholder payment instructions are followed.

Authorized financial intermediaries are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these authorized financial intermediaries may set times by which they must receive redemption requests. These authorized financial intermediaries may also require additional documentation from you. If you redeem shares through a financial intermediary, you may be charged a fee by the financial intermediary.

Although redemption proceeds will normally be paid as described above, under unusual circumstances, redemption requests or payments may be postponed or suspended as permitted under Section 22(e) of the 1940 Act. Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the NYSE is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) the SEC, by order, permits the suspension of the right of redemption.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

Shares of the Funds may be purchased through an authorized financial intermediary (such as a financial planner, adviser or a broker-dealer). To buy or sell shares at the NAV of any given day, the financial intermediary must receive the purchase or sell order before the close of trading on the NYSE that day. The Funds will be deemed to have received an order that is in Good Form when the order is received by an authorized financial intermediary on a business day, and the order will be priced at the Fund’s NAV per share next determined after such receipt.

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The financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation, and money to the Fund on time. The financial intermediary may charge additional transaction fees for its services.

Certain financial intermediaries have agreements with the Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the Fund by the time the Fund prices its shares on the following business day. The Funds are not responsible for ensuring that a financial intermediary carries out its obligations. You should look to the financial intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of any of the Funds.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires each Fund or its agents to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents) that will allow the Transfer Agent to verify your identity.  If this information is not provided, the Transfer Agent may not be able to open your account.  If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potential criminal activity, the Funds, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or as required or permitted by law, including closing your account and redeeming your shares at the next determined net asset value.

If you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you may be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of your account. The Funds may request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity.

ADDITIONAL INVESTMENT INFORMATION

Same Day Transactions

Purchases and redemptions of shares by the same shareholder on the same day will be netted for the Funds.

Verification of Shareholder Transaction Statements

You must contact a Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Non-receipt of Purchase Wire/Insufficient Funds Policy

Each Fund reserves the right to cancel a purchase request if payment of the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. A Fund may charge a fee for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that the Fund may incur as a result of the canceled purchase.

Small Accounts

Each Fund reserves the right to redeem shares in any shareholder account with a fund share balance of less than $5,000 (due to redemptions, exchanges, or transfers, and not due to market action) upon 30 days' prior written notice. If the fund share balance is increased by the shareholder to at least $5,000 during the notice period, shares in the account will not be redeemed. Redemptions from retirement accounts may be subject to federal income tax. Shareholders may also be charged a fee by their broker or agent if shares are redeemed or transferred through their broker or agent.

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Redemptions in Kind

Each Fund reserves the right to satisfy any redemption request by making payment in securities held in the Fund’s portfolio. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s NAV per share. Shareholders receiving portfolio securities may incur brokerage costs when the securities are sold and their value may have increased or decreased prior to completion of the transaction.

Subscriptions in Kind

Each Fund may, from time to time, accept subscriptions for shares against contribution in-kind of securities or other assets that are eligible to be held by the Fund pursuant to its investment policy and restrictions.

Anti-Money Laundering Program

As noted above, the Trust has adopted the AML Program which was designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. The Trust’s Anti-Money Laundering Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the AML Program. Compliance officers at certain Trust service providers are also responsible for monitoring the AML Program. The AML Program is subject to the continuing oversight of the Trustees.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions (“Frequent Trading”) of a Fund’s shares may present a number of risks to other shareholders of that Fund. These risks may include, among other things, dilution in the value of shares of the Fund held by long-term shareholders, interference with the efficient management by the Adviser of a Fund’s portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for a Fund’s portfolio securities, as well as overall adverse market, economic, political, or other conditions that may affect the sale price of portfolio securities, a Fund could face losses as a result of having to sell portfolio securities prematurely to meet redemptions. Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of a Fund.

The Trustees have adopted a policy with respect to Frequent Trading that is intended to discourage such activity by shareholders of the Funds. The Trust, through the Transfer Agent, monitors shareholder trading activity to help ensure compliance with the Trust’s policies. Each Fund reserves the right to refuse any purchase order, and/or restrict or terminate purchase privileges if the Fund determines that a shareholder has engaged in more than one round-trip transaction in any of the Funds within a 30-day rolling period.

The Adviser intends to apply this policy uniformly. However, a Fund may be unable to identify or determine that a specific purchase and/or redemption is part of a pattern of Frequent Trading, or that a specific investor is engaged in Frequent Trading, particularly with respect to transactions made through omnibus accounts or accounts opened through third-party financial intermediaries, such as broker-dealers and banks (“Intermediary Accounts”). Therefore, this policy is not applied to omnibus accounts or Intermediary Accounts. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and to purchase, redeem, and exchange Fund shares without the identity of the particular shareholders being known to the Trust. Like omnibus accounts, Intermediary Accounts normally permit investors to purchase, redeem, and exchange Fund shares without the identity of the underlying shareholder being known to the Trust. Accordingly, the ability of a Fund to monitor and detect Frequent Trading through omnibus accounts and Intermediary Accounts would be very limited, and there would be no guarantee that a Fund could identify shareholders who might be engaging in Frequent Trading through such accounts or curtail such trading. In addition, the policy will not apply if it is determined that a purchase and redemption pattern does not constitute Frequent Trading activity, such as inadvertent errors that result in frequent purchases and redemptions. Inadvertent errors shall include purchases and/or redemptions made unintentionally or by mistake (e.g., where an investor unintentionally or mistakenly invests in a Fund and redeems immediately after recognizing the error). The investor shall have the burden of proving to the sole satisfaction of the Trust that a frequent purchase and redemption pattern was a result of an inadvertent error. In such a case, the Trust may choose to accept further purchase and/or exchange orders from such investor account.

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If you sell or exchange your shares of the American Equity Fund or Infrastructure Fund after holding such shares for 90 days or less, a redemption fee of 2.00% may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the Fund and are designed to help offset the brokerage commissions, market impact and other costs associated with short-term shareholder trading.

EXCHANGING SHARES

If you have held all or part of your shares in a Fund for at least seven days, you may exchange those shares for shares of another Fund of the same class.

If you are an existing shareholder of a Fund, you may exchange into a new account copying your existing account registration and options. Exchanges between accounts will be accepted only if registrations are identical. Any new account established through an exchange will be subject to all minimum requirements applicable to the shares acquired described in “Investment Minimums” above.

You may only transfer between classes of Funds if you meet the minimum investment requirements for the class into which you would like to transfer.

Before effecting an exchange, you should read the prospectus for the Fund into which you are exchanging.

Any exchange of shares will be made on the basis of their respective NAVs at the time of the exchange. Before making any exchange, be sure to review this prospectus closely and consider the differences between the Funds. Please note that since an exchange is the redemption of shares from one Fund followed by the purchase of shares in another fund, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless your account is tax deferred).

Your exchange will be effected at the NAV per share of the Fund and of the other Fund next determined after receipt of your request in Good Form. Exchange requests received by the Transfer Agent or appropriate financial intermediary (i) before the close of the NYSE on any business day will be effected at the NAV per share of the Fund and of the other Fund determined on that day or (ii) after the close of the NYSE on any business day will be effected at the NAV per share of the Fund and of the other Fund determined on the next business day.

The Trust reserves the right to reject any exchange request or to modify or terminate exchange privileges. Notice of all such modifications or termination will be given at least 60 days prior to the effective date of such change in the exchange privilege, except for unusual instances (such as when redemptions of the exchange are suspended under Section 22(e) of the 1940 Act, when sales are temporarily stopped, or in accordance with the Trust’s policy on excessive trading with respect to Fund shares). The exchange privilege may not be used for short-term or excessive trading or trading strategies harmful to the Funds. For more information about the Trust’s policy on excessive trading, see “Frequent Purchases and Redemptions.”

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COMPENSATION FOR DISTRIBUTION AND SHAREHOLDER SERVICES

Pursuant to the 12b-1 Plan, Investor Class shares of each Fund may pay a fee to one or more persons or entities, including affiliates of the Fund, the Adviser and/or the Distributor, for rendering shareholder or distribution services, and for bearing any related expenses, with respect to those shares of the Fund. The aggregate fee amount will not exceed 0.25% of a Fund's average daily net assets attributable to its Investor Class shares. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Trust has also adopted a shareholder services plan, pursuant to which each Fund is authorized to pay third party service providers for rendering non-distribution shareholder services. These payments may not exceed the annual rate of 0.15% with respect to Investor Class shares of a Fund, and 0.10% with respect to Institutional Class shares of a Fund.

Additional information about distribution and shareholder service payments is in the SAI.

You should ask your financial advisor, broker or intermediary for information about any payments it may receive in connection with shares of a Fund, any services it provides to the Funds and any fees and/or commissions it charges.

OTHER IMPORTANT INVESTMENT INFORMATION

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisers for advice about the particular federal, state, and local tax consequences of investing in the Fund.

The American Equity Fund typically distributes its net income and capital gains one time during each calendar year, usually in December. The Infrastructure Fund generally expects to pay distributions from net income, if any, on a monthly basis, and distribute capital gains one time during each calendar year, usually in December. Certain of the Funds may have tax losses available for offsetting ordinary income and capital gains. These losses, based on existing tax law, may limit the ability of the Infrastructure Fund to make monthly distributions to shareholders out of current ordinary income.

For the convenience of investors, a Fund will reinvest all income and capital gains distributions in full and fractional shares of that Fund, unless the shareholder elected to receive the distribution payments in cash.

Although the Funds will not be taxed on amounts they distribute, shareholders will generally be taxed on distributions paid by these Funds, regardless of whether distributions are paid by the Funds in cash or are reinvested in additional Fund shares.

A Fund will distribute substantially all of its net investment income and net realized capital gains. Dividends and distributions may be subject to federal, state, local and foreign taxation, depending upon your tax situation, whether you receive them in cash, reinvest them in additional shares of the Fund, or invest them in shares of another Fund. Short-term capital gains distributions are generally taxed at ordinary income tax rates. Long-term capital gains distributions are generally taxed at the rates applicable to long-term capital gains regardless of how long you have owned your shares. Each sale, exchange or redemption of Fund shares is generally a taxable event. For tax purposes, an exchange of shares of a Fund for shares of a different Fund is generally a taxable event, but generally no gain or loss is recognized on an exchange of shares of one class of a Fund for shares of another class of a Fund.

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In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax for all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service (the “IRS”) that they are subject to backup withholding. Backup withholding, currently set at 24%, is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders should consult with their own tax advisers to ensure distributions and sale of Fund shares are treated appropriately on their income tax returns.

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the shareholders’ Consolidated Form 1099s when “covered” shares of the mutual funds are sold. Covered shares are any fund and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Funds have chosen average cost basis as its standing (default) tax lot identification method for all shareholders, which means this is the method each Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. You may choose a method other than the Funds’ standing method at the time of your purchase or upon the sale of covered shares. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the shares of a Fund. Shareholders should consult their own tax advisors to determine the tax consequences of owning Fund shares.

Distribution checks will only be issued for payments greater than $25.00. Distributions will automatically be reinvested in shares of the fund(s) generating the distribution if under $25.00. Un-cashed distribution checks will be canceled and proceeds reinvested at the then current net asset value, for any shareholder who chooses to receive distributions in cash, if distribution checks: (1) are returned and marked as “undeliverable” or (2) remain un-cashed for six months after the date of issuance. If distribution checks are canceled and reinvested, your account election may also be changed so that all future distributions are reinvested rather than paid in cash. Interest will not accrue on uncashed distribution checks.

ELECTRONIC DELIVERY OF DOCUMENTS

Electronic copies of account statements and confirmations, prospectuses, privacy notices, and annual and semi-annual reports will be available through the Funds’ website at www.centrefunds.com. Shareholders can sign up for electronic delivery of such documents by enrolling in the Funds’ electronic delivery program. To enroll, please contact the Funds at 1-855-298-4236.

CODES OF ETHICS

The Board has approved the Codes of Ethics (each, a “Code” and together the “Codes”) of the Trust, the Adviser, and the Distributor concerning the trading activities of certain personnel. The Board is responsible for overseeing the implementation of the Trust’s Code. The Codes govern investment personnel who may have knowledge of the investment activities of the Funds. The Codes require these investment personnel to file regular reports concerning their personal securities transactions and prohibit certain activities that might result in harm to a Fund or the Trust.

 34

IDENTITY THEFT PROCEDURES

The Board has approved procedures designed to prevent and detect identity theft. The day-to-day responsibility for monitoring and reporting any such activities has been delegated to the Transfer Agent, subject to the oversight and supervision of the Board.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has adopted proxy voting policies and procedures under which the Trust votes proxies relating to securities held by each Fund (“Proxy Voting Policy”). The Proxy Voting Policy is included as an exhibit to the SAI, which is available upon request and without charge by calling 1-855-298-4236. Information regarding how proxies related to the Funds’ portfolio holdings were voted during the 12-month period ending June 30th will be available, without charge, upon request by calling 1-855-298-4236, and on the SEC’s website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has established a policy with respect to the disclosure of each Fund’s portfolio holdings. A description of this policy is provided in the SAI.

ANNUAL STATEMENTS

The Trust will send an annual account statement to each shareholder or the shareholder’s appointed investment advisor or brokerage representative showing the distributions paid during the year and a summary of any other transactions.

The Trust will also provide year-end tax information mailed to the shareholder by the applicable IRS deadline, a copy of which will also be filed with the IRS.

HOUSEHOLDING

To control costs associated with mailings on behalf of the Funds, the Funds may send only one copy of a prospectus, shareholder report or other shareholder communication to each household address that it has on record for shareholders living in the same home. This process, known as “householding,” does not apply to account statements, confirmations or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call 1-855-298-4236. The Funds will resume separate mailings to you within 30 days of your request.

FINANCIAL HIGHLIGHTS

CENTRE AMERICAN SELECT EQUITY FUND

The financial highlights are intended to help you understand the financial performance of the American Equity Fund for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the American Equity Fund (assuming reinvestment of all dividends and distributions). The report of the Fund’s independent registered public accounting firm, Cohen & Company, Ltd., for the Fund’s fiscal year ended September 30, 2020, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request and free of charge by calling the Fund at 1-855-298-4236 or available online at www.centrefunds.com.

 35

INVESTOR CLASS	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018		For the Year Ended September 30, 2017	For the Year Ended September 30, 2016

NET ASSET VALUE, BEGINNING OF PERIOD	$10.55	$13.63	$13.05		$11.65	$11.67
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.10	0.04	(0.01)		0.06	0.09
Net realized and unrealized gain/(loss) on investments	2.25	(0.96)	2.20		1.74	1.11
Total income/(loss) from investment operations	2.35	(0.92)	2.19		1.80	1.20

DISTRIBUTIONS:
Net investment income	(0.02)	(0.03)	(0.00	)(b)	(0.15)	(0.02)
Net realized gains on investments	(1.00)	(2.13)	(1.61)		(0.25)	(1.20)
Total distributions	(1.02)	(2.16)	(1.61)		(0.40)	(1.22)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 4)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.33	(3.08)	0.58		1.40	(0.02)
NET ASSET VALUE, END OF PERIOD	$11.88	$10.55	$13.63		$13.05	$11.65

Total Return(d)	23.82%	(5.12%)	18.10%		15.99%	10.74%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$151,342	$104,838	$129,231		$123,938	$126,238

RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss) including reimbursement/waiver	0.93%	0.32%	(0.06%)		0.47%	0.77%
Operating expenses excluding reimbursement/waiver	1.56%	1.58%	1.60%		1.46%	1.36%
Operating expenses including reimbursement/waiver	1.47%	1.45%	1.32	%(e)	1.05%	1.05%

PORTFOLIO TURNOVER RATE	94%	114%	87%		81%	74%

(a)	Calculated using the average shares method.
(b)	Less than $(0.005) per share.
(c)	Less than $0.005 per share.
(d)	Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(e)	Effective January 29, 2018, the net expense limitation changed from 1.05% to 1.10%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees.

 36

INSTITUTIONAL CLASS	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018		For the Year Ended September 30, 2017	For the Year Ended September 30, 2016

NET ASSET VALUE, BEGINNING OF PERIOD	$10.66	$13.68	$13.05		$11.67	$11.69
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.20	0.09	0.04 (b)		0.08	0.10
Net realized and unrealized gain/(loss) on investments	2.23	(0.95)	2.21		1.74	1.11
Total income/(loss) from investment operations	2.43	(0.86)	2.25		1.82	1.21

DISTRIBUTIONS:
Net investment income	(0.03)	(0.03)	(0.01)		(0.19)	(0.03)
Net realized gains on investments	(1.00)	(2.13)	(1.61)		(0.25)	(1.20)
Total distributions	(1.03)	(2.16)	(1.62)		(0.44)	(1.23)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 4)	0.00 (c)	0.00 (c)	–		0.00 (c)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.40	(3.02)	0.63		1.38	(0.02)
NET ASSET VALUE, END OF PERIOD	$12.06	$10.66	$13.68		$13.05	$11.67

Total Return(d)	24.42%	(4.61%)	18.55%		16.20%	10.74%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$11,682	$2,932	$2,554		$2,440	$21,058

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.73%	0.84%	0.32%		0.66%	0.88%
Operating expenses excluding reimbursement/waiver	1.26%	1.29%	1.27%		1.18%	1.13%
Operating expenses including reimbursement/waiver	0.99%	0.95%	0.93	%(e)	0.95%	0.95%

PORTFOLIO TURNOVER RATE	94%	114%	87%		81%	74%

(a)	Calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)	Less than $0.005 per share.
(d)	Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(e)	Effective January 29, 2018, the net expense limitation changed from 0.95% to 0.90%, excluding, among other fees and expenses, shareholder service fees.

 37

CENTRE GLOBAL INFRASTRUCTURE FUND

The financial highlights are intended to help you understand the financial performance of the Infrastructure Fund for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Infrastructure Fund (assuming reinvestment of all dividends and distributions). The report of the Fund’s independent registered public accounting firm, Cohen & Company, Ltd., for the Fund’s fiscal year ended September 30, 2020, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request and free of charge by calling the Fund at 1-855-298-4236 or available online at www.centrefunds.com.

INVESTOR CLASS	For a share outstanding throughout the period presented.

	For the Year Ended September 30, 2020		For the Year Ended September 30, 2019		For the Period January 29, 2018 (Inception) to September 30, 2018

NET ASSET VALUE, BEGINNING OF PERIOD	$10.18		$9.64		$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.25		0.22		0.12
Net realized and unrealized gain/(loss) on investments	(1.41)		0.57		(0.29)
Total income/(loss) from investment operations	(1.16)		0.79		(0.17)

DISTRIBUTIONS:
Net investment income	(0.26)		(0.25)		(0.15)
Net realized gains on investments	–		–		(0.10)
Total distributions	(0.26)		(0.25)		(0.25)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 4)	0.00	(b)	0.00	(b)	0.06
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.42)		0.54		(0.36)
NET ASSET VALUE, END OF PERIOD	$8.76		$10.18		$9.64

Total Return(c)	(11.49%)		8.41%		(1.18%)

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$35,527		$28,879		$14,843

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.62%		2.28%		1.87	%(d)
Operating expenses excluding reimbursement/waiver	1.89%		2.29%		2.34	%(d)
Operating expenses including reimbursement/waiver	1.28	%(e)	1.30	%(f)	1.33	% (d)(g)

PORTFOLIO TURNOVER RATE	75%		233%		49	%(h)

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(d)	Annualized.
(e)	Effective July 21, 2020, the net expense limitation changed from 1.25% to 1.05%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees.

 38

(f)	Effective July 22, 2019, the net expense limitation changed from 1.05% to 1.25%, including, among other fees and expenses, 12b-1 fees and shareholder service fees.
(g)	Effective May 18, 2018, the net expense limitation changed from 1.30% to 1.05%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

INSTITUTIONAL CLASS	For a share outstanding throughout the period presented.

	For the Year Ended September 30, 2020		For the Year Ended September 30, 2019		For the Period January 29, 2018 (Inception) to September 30, 2018

NET ASSET VALUE, BEGINNING OF PERIOD	$10.20		$9.67		$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.26		0.24		0.15
Net realized and unrealized gain/(loss) on investments	(1.40)		0.57		(0.23)
Total income/(loss) from investment operations	(1.14)		0.81		(0.08)

DISTRIBUTIONS:
Net investment income	(0.29)		(0.28)		(0.15)
Net realized gains on investments	–		–		(0.10)
Total distributions	(0.29)		(0.28)		(0.25)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 4)	0.00	(b)	–		–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.43)		0.53		(0.33)
NET ASSET VALUE, END OF PERIOD	$8.77		$10.20		$9.67

Total Return(c)	(11.30%)		8.59%		(0.78%)

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$6,243		$23,663		$1,424

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.60%		2.48%		2.28	%(d)
Operating expenses excluding reimbursement/waiver	1.63%		1.61%		7.96	%(d)
Operating expenses including reimbursement/waiver	1.02	%(e)	1.01	%(f)	1.16	%(d)

PORTFOLIO TURNOVER RATE	75%		233%		49	%(g)

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(d)	Annualized.
(e)	Effective July 21, 2020, the net expense limitation changed from 1.00% to 1.10%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees.
(f)	Effective July 22, 2019, the net expense limitation changed from 1.10% to 1.00%, including, among other fees and expenses, 12b-1 fees and shareholder service fees.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

 39

Additional information about each Fund, each a series of Centre Funds is available in the SAI, which is incorporated by reference into this Prospectus. Additional information about each Fund’s investments is in the Fund’s most recent annual and semi-annual reports to shareholders (if available). The annual reports (if available) include a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

The SAI and the annual and semi-annual reports are available, free of charge, on the website listed below and upon request by contacting the Trust (you may also request other information about a Fund or make shareholder inquiries) as follows:

By telephone:

1-855-298-4236

By mail:

 Centre Funds

 P.O. Box 295

Denver, CO 80201

By e-mail:

 centrefunds@alpsinc.com

On the Internet:

 www.centrefunds.com

Reports and other information about Centre Funds are available on the EDGAR Database on the SEC’s website (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov).

Investment Company Act file number: 811-22545

STATEMENT OF ADDITIONAL INFORMATION

Centre American Select Equity Fund

Investor Class (Ticker: DHAMX) Institutional Class (Ticker: DHANX)

Centre Global Infrastructure Fund

Investor Class (Ticker: DHIVX) Institutional Class (Ticker: DHINX)

Each a series of

CENTRE FUNDS

January 28, 202 1

P.O. Box 295

Denver, CO 80201

Telephone 1-855-298-4236

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the current Prospectus, dated January 28, 202 1 (the “Prospectus”) for Centre American Select Equity Fund (the “American Equity Fund”) and Centre Global Infrastructure Fund (the “Infrastructure Fund”) (each, a “Fund” and together the “Funds”) , each a series of Centre Funds (the “Trust”), as the Prospectus may be revised from time to time. No investment in shares of a Fund should be made solely upon the information contained herein. To obtain a copy of the Prospectus, please call 1-855-298-4236 or write to the Funds at:

Centre Funds

P.O. Box 295

Denver, Colorado 80201

TABLE OF CONTENTS

Page
THE TRUST	3
OTHER INVESTMENT POLICIES AND RELATED RISK FACTORS	3
INVESTMENT LIMITATIONS OF AMERICAN EQUITY FUND	1 3
INVESTMENT LIMITATIONS OF GLOBAL INFRASTRUCTURE FUND	1 5
DESCRIPTION OF THE TRUST	1 6
MANAGEMENT AND OTHER SERVICE PROVIDERS	1 7
PORTFOLIO TRANSACTIONS	3 0
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	3 2
DISCLOSURE OF PORTFOLIO HOLDINGS	3 3
NET ASSET VALUE	3 4
ADDITIONAL TAX INFORMATION	35
FINANCIAL STATEMENTS	39
APPENDIX A – PROXY VOTING POLICIES	A-1

THE TRUST

Each Fund is a diversified series of the Trust, which was organized as a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to January 17, 2014, the Trust was known as Drexel Hamilton Mutual Funds. The Funds’ investment adviser is Centre Asset Management, LLC (“Centre” or the “Adviser”). Each Fund is a separate series of the Trust.

The Prospectus describes each Fund’s investment objective, principal investment strategies, and principal investment risks. The following descriptions and policies supplement these descriptions and include descriptions of certain types of investments that may be made by a Fund but are not principal investment strategies of the Funds.

Each Fund currently offers two classes of shares: Investor Class shares and Institutional Class shares.

OTHER INVESTMENT POLICIES AND RELATED RISK FACTORS

Equity Securities. The equity portion of a Fund’s portfolio may include common stocks traded on domestic and international securities exchanges, preferred stocks and convertible securities, warrants or rights that give the holder the right to buy a common stock at a given time for a specified price. The price of equity securities may fluctuate in response to various factors, including the activities of the individual companies that issued the securities, general market and economic conditions, and specific industry or sector changes. Such price fluctuations subject the Fund to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.

Investment Companies. A Fund may acquire securities issued by other investment companies, to the extent permitted by the 1940 Act and the rules and regulations thereunder, or any U.S. Securities and Exchange Commission (“SEC”) exemptive order or regulatory guidance thereunder. As a shareholder of another investment company, a Fund would bear its pro rata portion of that company’s advisory fees and other expenses. Such fees and expenses will be borne indirectly by the Fund’s shareholders.

Closed-End Funds. A Fund may invest in closed-end funds. The value of the shares of a closed-end fund may be higher or lower than the value of the portfolio securities held by the closed-end fund. Closed-end investment funds may trade infrequently and with small volume, which may make it difficult for the Fund to buy and sell shares. Also, the market prices of closed-end investment companies tend to rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies. In addition, since many, but not all, closed-end funds trade on exchanges, to the extent that a Fund invests in such funds, the Fund will also incur brokerage expenses and commissions when it buys or sells closed-end fund shares that are exchange-traded.

Exchange-Traded Funds. A Fund may invest in exchange-traded funds (“ETFs”). Many ETFs acquire and hold securities of each company or other issuer, or a representative sampling of each company or other issuer, that make up a particular index with the intention of providing investment results that generally correspond to the price and yield performance of the relevant index. In contrast, actively managed ETFs are managed in a similar manner to that of other investment companies. An investment in an ETF generally presents the same primary risks as an investment in a non-exchange-traded investment company, and will have costs and expenses that will be passed on to an investing Fund, thereby increasing the Fund’s expenses. ETFs are also subject to additional risks, including: (i) the market price of an ETF’s shares may trade at a discount to net asset value (“NAV”), causing the ETF to experience greater price volatility; (ii) an active trading market for an ETF’s shares may not develop or be maintained at a sufficient volume; (iii) the exchange on which an ETF’s shares are listed may deem it appropriate to halt the trading of such shares; (iv) ETF shares may be delisted from the exchange on which they trade, or “circuit breakers” (which are tied to large decreases in stock prices used by the exchange) may temporarily halt trading in the ETF’s stock; (v) there may be legal limitations and other conditions imposed by SEC rules on the amount of ETF shares that the Fund may acquire; and (vi) an ETF may be terminated and need to liquidate its portfolio securities at a time when the prices for those securities are falling.

Exchange-Traded Notes. A Fund may invest in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities issued by a bank or other financial institution. ETNs have a maturity date and are backed only by the credit of their issuer. ETN returns are linked to the performance of a market benchmark or strategy, less any fees charged to investors. ETNs can be exchange-traded at market price or held until maturity. ETN issuers typically make interest payments and a principal payment at maturity that is linked to the price movement of an underlying market benchmark or strategy. Investing in ETNs involves various risks, including market risk, liquidity risk and counterparty risk. For example, the value of an ETN will fluctuate as the value of the underlying market benchmark or strategy fluctuates. Underlying market benchmark prices are determined based on a variety of market and economic factors and may change unpredictably, which in turn will affect the value of the benchmarks and, consequently, the value of the applicable ETN. If the value of an underlying market benchmark decreases, or does not increase by an amount greater than the aggregate investor fee applicable to an ETN, then an investor in the ETN will receive less than its original investment in the ETN upon maturity or early redemption and could lose up to 100% of the original principal amount. In addition, the issuer of an ETN may restrict the ETN’s redemption amount or its redemption date, and may not be required to maintain the ETN’s listing on an exchange. In the event that an ETN is no longer exchange-listed, there can be no assurance that a secondary market will exist for the ETN.

Money Market Instruments. A Fund may invest in money market instruments. Money market instruments may include U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements), banker’s acceptances and certificates of deposit of domestic branches of U.S. banks, commercial paper, and variable amount demand master notes (“Master Notes”). Banker’s acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When a fund acquires a banker’s acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The banker’s acceptance carries the full faith and credit of such bank. A certificate of deposit is an unsecured, interest bearing debt obligation of a bank. Commercial paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. Commercial paper may include Master Notes of the same quality. Master Notes are unsecured obligations that are redeemable upon demand of the holder and that permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by a Fund through the Master Note program of the Funds’ custodian bank, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by a Fund.

Fixed Income Securities. Fixed income securities are obligations of the issuer of the securities to make payments of principal and/or interest on future dates. Fixed income securities include, but are not limited to, securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, corporate debt securities issued by U.S. and non-U.S. entities, mortgage-backed and other asset-backed securities, structured notes and inflation-indexed bonds issued both by governments and corporations. Fixed income securities are subject to the risk that the issuer will be unable to meet principal and interest payments, and the risk of price volatility due to a variety of factors, including interest rate sensitivity, market perception of the issuer’s creditworthiness and general market conditions. As interest rates rise, the value of fixed income securities typically decline. Fixed income securities with longer durations (i.e., the measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to interest rate movements than those with shorter durations.

REITs. To the extent that a Fund invests in real estate investment trusts (“REITs”), it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. To the extent that a Fund invests in REITs, it will also be subject to the risk that a REIT will default on its obligations or go bankrupt. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. A Fund’s investments in REITs could cause the Fund to recognize income in excess of cash received from those securities and, as a result, the Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make required distributions.

Treasury Inflation-Protected Securities. A Fund may invest a portion of its assets in Treasury Inflation-Protected Securities (“TIPS”). Any adjustment for inflation to the principal amount of an inflation-protected U.S. Treasury bond held by the Fund may be included for tax purposes in the gross income of the Fund, even if the Fund did not receive cash attributable to such gross income. In such event, the Fund may be required to make annual distributions to shareholders that exceed the cash it has otherwise received. To pay such distributions, the Fund may be required to raise cash by selling portfolio investments, which could result in capital gains to the Fund and additional capital gain distributions to Fund shareholders.

Debentures. A Fund may invest in debentures, which are long-term, unsecured, debt instruments backed only by the integrity of the borrowers, not by collateral, and documented by indentures. Governments often issue debentures, in part because they generally cannot guarantee debt with assets (government assets are public property). The primary risk of a debenture is that the issuer will default or go into bankruptcy. As an unsecured creditor, in the event of default or bankruptcy, the holder of a debenture does not have a claim against any specific asset(s) of the issuing firm, so the investor will only be paid from the issuer’s assets after the secured creditors have been paid. A Fund may invest in all types of debentures, including corporate and government debentures.

Derivative Investments. Transactions in derivatives, including futures and options, entail certain risks. For example, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. To the extent that a Fund uses derivatives, it intends to segregate assets or otherwise cover such positions in accordance with applicable law and guidance provided by the SEC or its staff in, among other things, regulations, interpretive releases and no-action letters. Transactions for which assets have been segregated will not be considered “senior securities” for purposes of a Fund’s investment restriction concerning senior securities. The segregation of assets is intended to enable a Fund to have assets available to satisfy the Fund’s obligations with respect to a derivative transaction, but will not limit a Fund’s exposure to loss. Losses in a derivative investment made by a Fund could result in the Fund being called upon to meet obligations in an amount more than the principal amount invested in a derivative instrument or in excess to the Fund’s NAV, which could leave the Fund with no assets or insufficient assets to carry on operations, and could, as a result, cause the Fund to wind down its operations.

When used for hedging purposes, any losses incurred with a derivative should be offset by increases in the value of the securities a Fund holds or intends to acquire. A Fund’s ability to hedge securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior the Adviser expects to resemble the portfolio securities it is trying to hedge, but if the predictions of interest and currency rates, market value, volatility, or other economic factors are incorrect, a Fund may lose money, or may not make as much money as it expected. A Fund may also lose money if the Adviser incorrectly predicts securities market and interest rate trends.

A Fund may also, from time to time, hold contingent value rights. A contingent value right is an instrument that commits an acquiring company to pay additional consideration to a target company’s shareholders upon the occurrence of certain triggering events.

An exclusion from the definition of a commodity pool operator has been claimed with respect to the Funds pursuant to Rule 4.5 under the Commodity Exchange Act. In order to rely on the Rule 4.5 exclusion, a Fund must, and intends to, limit its use of certain financial instruments regulated under the Commodity Exchange Act, including certain futures contracts, options on futures contracts and swaps and other commodity interests. Regulations of the Commodity Futures Trading Commission (the “CFTC”) permit the use of futures transactions for bona fide hedging purposes without regard to the percentage of assets committed to futures margin and options premiums, and allow funds to employ futures transactions for other “non-hedging” purposes to the extent that aggregate initial futures margins and options premiums do not exceed 5% of total assets.

Purchasing and Writing Options.

A Fund may invest in options contracts, the values of which are expected to correlate with an underlying security, index or exchange rate.

From time to time, a Fund may invest in currency options contracts, the values of which are expected to correlate with exchange rates. Because the value of a Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options to the value of the Fund’s investments precisely over time.

Specific Risks of Purchasing and Writing Options.

The purchase and writing of options involves certain risks. During the option period, a covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. Before an option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Although the Adviser intends to purchase an option for a Fund only when there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary or liquid market for the contract, the Fund may not be able to close out a position, and, as a result, the Fund may have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so, purchase or sell the instrument underlying the contract, cease hedging its investments and/or be unable to realize profits or limit its losses. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, a Fund may be unable to close out a position.

Futures Contracts

A Fund may purchase and sell exchange-traded futures contracts (“Futures Contracts”), including contracts on stock indices, bond indices, and U.S. Treasury Notes. A Fund may purchase or sell Futures Contracts to hedge against market risk, common stock risk, sector risk, foreign securities risk, interest rate risk, duration risk, or currency risk. Index based Futures Contracts provides for a cash payment, equal to the amount, if any, by which the value of the index at maturity is above or below the value of the index at the time the contract was entered into, times a fixed index “multiplier”. The index underlying such a Futures Contract is generally a broad based index of securities designed to reflect movements in the relevant market as a whole. The index assigns weighted values to the securities included in the index, and its composition is changed periodically. Futures Contracts have been designed by exchanges which have been designated as “contract markets” by the CFTC, and must be executed through a futures commission merchant (i.e., futures broker), which is a member of the relevant contract market. The exchanges guarantee performance of the contracts as between the clearing members of the exchange.

At the same time a Futures Contract is purchased or sold by a Fund, the Fund must allocate cash or securities as a deposit payment (“initial deposit”). The initial deposit varies but may be as low as 5% or less of the value of the contract. Daily thereafter, the Futures Contract is valued and the payment of “variation margin” may be required, so each day the Fund would provide or receive cash that reflects any decline or increase in the contract’s value. Although Futures Contracts call for the making or acceptance of a cash settlement at a specified future time, the contractual obligation is usually fulfilled before such date by buying or selling, as the case may be, on a commodities exchange, an identical Futures Contract calling for settlement in the same month, subject to the availability of a liquid secondary market. A Fund will incur brokerage fees when it purchases and sells Futures Contracts.

Interest Rate Futures Contracts

Interest rate Futures Contracts may be purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed income securities. Interest rate Futures Contracts will be used to shorten the duration of the portfolio and protect against anticipated future changes in interest rates which otherwise might either adversely affect the value of a Fund’s portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date. For example, if a Fund owns long-term bonds and interest rates were expected to increase, the Fund might sell index Futures Contracts. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds owned by the Fund. If interest rates increase, the value of the debt securities in the portfolio would decline but the value of the Futures Contracts would increase at approximately the same rate, thereby keeping the NAV of the Fund from declining as much as it would if Futures Contracts were not used. A Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, the use of Futures Contracts as an investment technique allows a Fund to maintain a hedging position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to attempt to lengthen the duration of the portfolio and hedge against anticipated purchases of longer-term bonds at higher prices. Since the fluctuations in the value of Futures Contracts should be similar to that of long-term bonds, a Fund could take advantage of the anticipated rise in the value of longer-term bonds without actually buying them until the market has stabilized. At that time, the Futures Contracts could be liquidated and the Fund could then buy longer-term bonds on the cash market. To the extent that a Fund enters into Futures Contracts for this purpose, the assets in the segregated account maintained to cover the Fund’s obligations with respect to such Futures Contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such Futures Contracts.

Specific Risks of Futures Contracts

Although the Adviser believes the use of Futures Contracts for hedging or duration management purposes will benefit a Fund, the use of such contracts involves risks. If the Adviser’s judgment about the general direction of interest rates, equity indices, or currencies is incorrect, a Fund’s overall performance would be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

Various additional risks exist with respect to the trading of futures. For example, a Fund’s ability effectively to hedge all or a portion of its portfolio through transactions in such instruments will depend on the degree to which price movements in the underlying index correlate with price movements in the relevant portion of the Fund’s portfolio. The trading of futures entails the additional risk of imperfect correlation between movements in the futures price and the price of the underlying index or U.S. Treasury security. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Fund’s ability to engage in futures strategies will also depend on the availability of liquid markets in such instruments. Transactions in these instruments are also subject to the risk of brokerage firm or clearing house insolvencies. The liquidity of a secondary market in a Futures Contract may be adversely affected by “daily price fluctuation limits” established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limit. In addition, the exchanges on which futures are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out Futures Contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

Foreign Securities. A Fund may invest in foreign securities and foreign currency contracts, as consistent with its stated investment objectives and restrictions. Foreign securities and foreign currency contracts involve investment risks different from those associated with investments in domestic securities. The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar. There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities. The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations. The securities markets of some foreign countries may be closed on certain days (e.g., local holidays) when a Fund is open for business. On such days, a Fund may be unable to add to or exit its positions in foreign securities traded in such markets even though it may otherwise be attractive to do so.

A Fund’s investments in foreign securities may include investments in depositary receipts, including sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs, which are typically issued by a financial institution (a depositary), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. GDRs, which are receipts issued outside the U.S., typically by non-U.S. banks and trust companies, evidencing ownership of either foreign or domestic securities. Ownership of ADRs and GDRs entails investment risks that are similar to those associated with direct ownership of foreign securities traded outside the U.S., including increased market liquidity, currency, political, information and other risks. Income and gains earned by a Fund in respect of foreign securities may be subject to foreign withholding and other taxes, which will reduce the Fund’s return on such securities.

Infrastructure-Related Companies. The Infrastructure Fund’s investments in the securities issued by U.S. and foreign (non-U.S.) infrastructure-related companies will expose the Fund to risks affecting infrastructure-related issuers. For this purpose, an “infrastructure-related” company has (i) at least 50% of its assets (excluding cash) consisting of infrastructure assets, or (ii) 50% of its gross income or net profits attributable to, or derived (directly or indirectly) from the ownership, management, construction, development, operation, use, creation or financing of infrastructure assets. “Infrastructure assets” are the physical structures and networks that provide necessary services for society, including, but not limited to, transportation assets (e.g., railroads, toll roads, bridges, tunnels, airports, parking facilities and seaports); utility assets (e.g., electric transmission and distribution lines, power generation facilities, oil, gas and water distribution facilities and related midstream assets, communications networks and satellites, sewage treatment plants and critical internet networks) and social assets (e.g., hospitals, courts, schools, correctional facilities and subsidized housing).

Infrastructure-related companies may be subject to a variety of factors that could adversely affect their business or operations, including, among other factors, high interest costs in connection with capital construction programs, high degrees of leverage, costs associated with complying with governmental, environmental and other regulations and government spending. For example, the stock prices of transportation companies may be affected by, among other things, supply and demand for their specific product, world events and economic conditions; an energy company’s profitability may be dependent on worldwide energy prices, exploration, and production spending; utilities companies’ profit margins may be adversely affected by industry competition, and the rates charged by regulated utility companies are subject to review and limitation by governmental regulatory commissions.

As noted above, infrastructure-related companies are typically subject to significant government regulations and other regulatory and political risks. Such risks include expropriation, political unrest or violence (e.g., war, sabotage or terrorism), and unanticipated regulatory changes by a government or a government’s failure to comply with international treaties and agreements. Infrastructure-related companies are also subject to specific risks associated with construction, operations and legal constraints. For example, companies that are engaged in infrastructure development and construction, or involved with infrastructure projects that have not been completed, will be subject to delays in obtaining permits and regulatory approval, budget and cost overruns, problems resulting from contractor, architectural or project design errors, incomplete or unreliable data regarding projected revenues and/or income for a construction project, financing difficulties, and compliance costs. In particular, the costs of complying with international standards for project finance may increase the cost of obtaining capital or financing for a project. Companies involved with infrastructure projects or assets may be subject to operational risks, including a project manager's ability to manage the project, unanticipated maintenance costs, interference by a government entity with the operation of an infrastructure project or asset, project obsolescence, and exiting investors. Additionally, the operator of an infrastructure project or asset may not be able pass along to customers the full amount of any cost increases.

An infrastructure-related company may be subject to a legal regime that provides investors with limited recourse against the company’s assets, the sponsor or other non-project assets, and there may be restrictions on the ability to sell or transfer assets. An investor in such an infrastructure-related company may have limited options, and there may be significant costs associated with foreclosing upon any assets that secure repayment of financing.

Rights and Warrants. A Fund may invest in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Fund's portfolio. Rights and warrants may be considered more speculative than certain other types of investments, because they do not entitle a holder to dividends or voting rights with respect to the securities that may be purchased, and they do not represent any rights in the assets of the issuer. The value of a right or warrant does not necessarily change with the value of the underlying securities, and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Forward Commitment and When-Issued Securities. A Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although a Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser feels such action is appropriate. In such a case, the Fund could incur a short-term gain or loss.

The payment obligation and the interest rate that will be received on a when-issued security are fixed at the time the purchase commitment is entered into, although no interest on such security accrues to a Fund prior to payment and delivery. To the extent that a Fund invests in when-issued securities, the Fund will establish a segregated account with its custodian consisting of cash or other liquid securities equal at all times to the amount of its when-issued commitments. While a Fund will purchase securities on a when-issued basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable to limit the effects of adverse market action. The value of when-issued securities is subject to market fluctuation. Although a Fund does not intend to make such purchases for speculative purposes, purchases of securities on a when-issued basis may involve more risks than other types of purchases. For example, a Fund may have to sell assets which have been set aside in order to meet redemptions. At the time a Fund makes the commitment to purchase or sell securities on a when-issued basis, it will record the transaction and thereafter reflect the value of such security purchased or, if a sale, the proceeds to be received, in determining its NAV. At the time of delivery of the securities, their value may be more or less than the purchase or sale price.

Repurchase Agreements. A repurchase agreement is an agreement by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date, normally one day or a week later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon “interest rate” that is effective for the period of time the buyer’s money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller’s bankruptcy or otherwise. In such event, a Fund would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. A Fund may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Fund’s rights.

Restricted and Illiquid Securities. A Fund may, subject to the Fund’s investment policies and restrictions, invest in securities acquired in a privately negotiated transaction directly from the issuer or a holder of the issuer’s securities. To the extent that a Fund invests in such securities, it could not ordinarily be sold by the Fund except in another private placement, pursuant to an effective registration statement under the Securities Act of 1933, or an available exemption from such registration requirements, which may include Rule 144A. Rule 144A securities are securities that are restricted as to resale among eligible institutional investors pursuant to Rule 144A.

A Fund may, subject to the Fund’s investment policies and restrictions, invest in illiquid securities. Pursuant to Rule 22e-4 under the 1940 Act, a Fund limits its investments in illiquid securities to 15% of its net assets. For this purpose, the term “illiquid securities” means any security or investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If a Fund invests in illiquid securities, it may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities, such as Rule 144A securities or certain commercial paper, may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investments in restricted and illiquid securities involve certain risks. To the extent that a Fund invests in Rule 144A securities, such investment could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if eligible institutional investors are unwilling to purchase these Rule 144A securities and the securities are not deemed liquid. Illiquid securities may be difficult to dispose of at a fair price when the Fund believes that it is desirable and timely to do so. The market prices of illiquid securities are generally more volatile than those for more liquid securities. Restricted and illiquid securities are valued by the Adviser in accordance with procedures approved by the Board of Trustees of the Trust (the “Board” or the “Trustees").

Portfolio Turnover. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Funds. High rates of portfolio turnover could lower performance of the Funds due to increased costs and may also result in the realization of capital gains. If the Funds realize capital gains when they sell portfolio investments, they must generally distribute those gains to shareholders, increasing their taxable distributions.

Municipal Obligations. A Fund may invest in tax-free municipal obligations (“Municipal Obligations”), including securities of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. Municipal Obligations can be classified into three principal categories: “general obligation bonds”, “revenue bonds” and “notes”. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power of the issuer. Revenue bonds include, in most cases, “tax-exempt industrial development bonds” (i.e., bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities). Tax-exempt industrial development bonds do not generally carry the pledge of the credit of the issuing municipality, but are generally guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments used to provide for short-term capital needs. They are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.

New issues of Municipal Obligations are usually offered on a “when-issued” basis, which means that delivery and payment for such Municipal Obligations normally takes place within 45 days after the date of the commitment to purchase.

A Fund may acquire “stand-by commitments” with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a broker, dealer or bank is obligated to repurchase, at the option of a Fund, specified securities in the Fund’s portfolio at a specified price. In this respect, stand-by commitments are comparable to put options and thus a Fund’s ability to enforce such obligations is subject to the risk that the seller of the commitment may default on its obligations. A Fund will acquire stand-by commitments as a means of changing the average maturity of its portfolio in response to expected changes in market interest rates. It is anticipated that stand-by commitments will generally be available from brokers, dealers and banks without the payment of any direct or indirect consideration, but a Fund may have to pay for stand-by commitments, thus increasing the cost of acquiring and holding the underlying security and similarly decreasing such security’s yield. Gains realized in connection with stand-by commitments will be taxable.

Municipal Obligations are subject to credit risk, market risk and interest rate risk, and a Fund's holdings, share price, yield and total return may fluctuate in response to certain market movements. Municipal Obligations are also subject to the risk that potential future legislative changes could affect the market for and value of Municipal Obligations, which may adversely affect a Fund's yield or the value of the Fund's investments in Municipal Obligations. From time to time, Congress has enacted legislation for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. Certain Municipal Obligations with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities. Municipal Obligations issued by a particular state are vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, judicial decisions, terrorism and natural disasters, such as hurricanes or earthquakes. Many Municipal Obligations are also subject to prepayment risk, which is the risk that when interest rates fall, issuers may redeem a security by repaying it early. This could reduce a Fund's income if the proceeds are reinvested at a lower interest rate. The Fund may also invest in pre-refunded municipal bonds which the issuer has exercised its right to buy its bonds back before the scheduled maturity date. The proceeds from the pre-refunding bond will usually be invested in Treasury securities until the scheduled call date of the original bond issue occurs. Such pre-refunded municipal bonds remain subject to fixed income securities risk. It is also possible that income from a Municipal Obligation could be declared taxable as a result of the issuer's conduct.

Variable and Floating Rate Demand Obligations. A Fund may purchase floating and variable rate demand notes and bonds, which are tax-exempt obligations normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal either at any time or at specified intervals. The interest rates on these obligations fluctuate in response to changes in the market interest rates. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. A Fund will not invest more than 10% of its net assets in floating or variable rate demand obligations as to which the Fund cannot exercise the demand feature on less than seven days’ notice if there is no secondary market available for these obligations.

Taxable Investments. From time to time, a Fund may invest in securities which pay interest that is subject to federal income tax. Such taxable investments would consist of U.S. Treasury Securities and repurchase agreements fully collateralized by U.S. Treasury Securities (collectively, “Taxable Investments”). A Fund may earn taxable income from other sources. Dividends paid by a Fund that are attributable to interest earned from Taxable Investments and to taxable income from other investments will be taxable to you (see the section “Additional Tax Information”).

Cybersecurity Risk. As the use of the Internet and other technologies has become more prevalent in the course of business, the Funds and their service providers, including the Adviser, have become more susceptible to operational and financial risks associated with cybersecurity. Cybersecurity incidents can result from intentional attacks, such as through unauthorized access to digital systems (e.g., through hacking or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cybersecurity incidents can also be caused from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures, or breaches of a Fund, any of a Fund’s service providers or any issuer of securities in which a Fund invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, reputational damage, reimbursement or other compensation or compliance costs. There is no guarantee that any measures designed to reduce the risks associated with cybersecurity will be effective, particularly since the Funds do not control the cybersecurity defenses or plans of their service providers, financial intermediaries or companies in which they invest or with which they do business.

General Investment Risks. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that a Fund’s investment program will be successful. Investors should carefully review the Prospectus and SAI including the descriptions of the Funds’ investments and risks.

INVESTMENT LIMITATIONS OF AMERICAN EQUITY FUND

The American Equity Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A “majority” for this purpose means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities. As a matter of fundamental policy, the Fund may not:

(1)	Issue senior securities, except as permitted by the 1940 Act;

(2)	Borrow money, except to the extent permitted under the 1940 Act (including, without limitation, borrowing to meet redemptions). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

(3)	Pledge, mortgage, or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

(4)	Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

(5)	Purchase or sell real estate or direct interests in real estate; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITS, mortgage-backed securities, and privately-held real estate funds);

(6)	Invest in commodities;

(7)	Invest in unlisted securities;

(8)	Make investments for the purpose of exercising control or management over a portfolio company;

(9)	Make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances, and repurchase agreements shall not be deemed to be the making of a loan;

(10)	With respect to 75% of its total assets: (i) purchase 10% or more of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, 5% or more of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to investments in (i) cash and cash items; (ii) securities of other registered investment companies including ETFs; and (iii) obligations of the United States Government, its agencies, or instrumentalities; or

(11)	Concentrate its investments. The Fund’s concentration policy limits the aggregate value of holdings of a single industry or group of industries (except U.S. Government and cash items) to less than 25% of the Fund’s total assets.

Senior securities may include any obligation or instrument issued by the Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although the SEC does not view certain transactions, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments as senior securities (“Permitted Senior Securities”), with appropriate earmarking or segregation of assets to cover such obligations. Although repurchase agreements and reverse repurchase agreements are allowed under the 1940 Act, the Fund will not utilize repurchase agreements or reverse repurchase agreements. Further, the Fund will not incur borrowings other than bank borrowings and will adhere to the limits of the 1940 Act, including asset coverage requirements, with respect to these borrowings.

The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets); however, the Fund will not borrow an amount greater than 10% of the Fund’s total assets and such borrowings will only be made to meet settlement requirements for redemptions.

With respect to investment restriction (7) above, “unlisted securities” means securities that are not: (i) NMS securities, as defined in Regulation NMS; (ii) securities traded on a foreign securities exchange; or (iii) warrants or options to purchase an NMS security or a security traded on a foreign securities exchange.

With respect to the fundamental investment restrictions above (other than those involving Permitted Senior Securities and borrowings), if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase).

INVESTMENT LIMITATIONS OF INFRASTRUCTURE FUND

The Infrastructure Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A “majority” for this purpose means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities.

As a matter of fundamental policy, the Fund may not:

(1)	Concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

(2)	Issue senior securities, except as permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC;

(3)	Borrow money, except to the extent permitted under the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC (including, without limitation, borrowing to meet redemptions). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

(4)	Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

(5)	Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein; (ii) purchasing or selling securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein (including, without limitation, investments in REITs, mortgage-backed securities, and privately-held real estate funds); and/or (iii) making, purchasing or selling real estate mortgage loans;

(6)	Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling commodity-linked instruments, including commodity-linked notes with respect to indices or individual commodities or otherwise; and/or (ii) investing in securities or other instruments that are linked to or secured by physical commodities or related indices;

(7)	Make loans, except through (i) any purchase of a debt obligation in accordance with its investment objective and policies; (ii) the use of any repurchase agreement, short-term commercial paper, certificates of deposit and bankers’ acceptances; (iii) the lending of portfolio securities; and (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder, or by guidance regarding, and interpretations of, or any exemptive orders under, the 1940 Act; or

(8)	With respect to 75% of its total assets: (i) purchase 10% or more of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, 5% or more of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to investments in (i) cash and cash items; (ii) securities of other registered investment companies including ETFs; and (iii) obligations of the United States Government, its agencies, or instrumentalities.

Senior securities may include any obligation or instrument issued by the Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although the SEC does not view certain transactions, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments as senior securities (“Permitted Senior Securities”), with appropriate earmarking or segregation of assets to cover such obligations. The Fund does not intend to incur borrowings other than bank borrowings and will adhere to the limits of the 1940 Act, including asset coverage requirements, with respect to these borrowings.

The 1940 Act presently allows the Fund to borrow from a bank (including pledging, mortgaging or hypothecating assets) an amount up to 33 1/3% of the Fund’s total assets (not including temporary borrowings not in excess of 5% of its total assets).

With respect to the fundamental investment restrictions above (other than those involving Permitted Senior Securities and borrowings), if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase).

The Fund has a non-fundamental policy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities issued by U.S. and foreign (non-U.S.) infrastructure-related companies. This policy may be changed by the Trustees (without shareholder approval) upon 60 days’ prior written notice to shareholders.

DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company. The Amended and Restated Declaration of Trust of the Trust (the “Declaration of Trust”) authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The number of shares in the Trust shall be unlimited. When issued for payment as described in the Prospectus and this SAI, shares of a Fund will be fully paid and non-assessable and shall have no preemptive rights. The Trust does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series thereof, such as a Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Funds, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Each shareholder shall have one vote for each dollar (and a fractional vote for each fractional dollar) of the NAV of each share (including fractional shares) held by such shareholder. Shares have non-cumulative voting rights.

The Trustees will hold office indefinitely, except that: (i) any Trustee may resign, and (ii) any Trustee may be removed: (a) at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; or (b) at any meeting of shareholders by a vote of two-thirds of the total combined NAV of all shares of the Trust issued and outstanding. In the event of a vacancy on the Board, the vacancy may be filled, subject to the requirements of the 1940 Act, by the affirmative vote of a majority of the remaining Trustees. The Trust does not expect to have an annual meeting of shareholders.

The Declaration of Trust provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. Subject to various exceptions stated therein, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

MANAGEMENT AND OTHER SERVICE PROVIDERS

The Trustees are responsible for the management and supervision of the Trust. The Trustees approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Trust or a Fund; review performance of the Adviser and the Funds; and oversee activities of the Trust and the Funds. This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust, as well as the entities that provide services to the Trust.

Trustees and Officers. Following is information regarding the Trustees and officers of the Trust. Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser are indicated in the table. The address of each Trustee and officer, unless otherwise indicated, is c/o Centre Funds, 1290 Broadway, Suite 1000, Denver, Colorado 80203.

Name, Year of Birth and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years and Other Information	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
			Independent Trustees[1]
Dr. James L. Grant 1949	Trustee, Chairman	Since 6/2011	Senior Associate Dean, College of Management, University of Massachusetts Boston, and Associate Professor of Accounting and Finance at University of Massachusetts Boston. Dr. Grant has served as an advisory analyst at major Wall Street firms including Credit Suisse Asset Management and GAM. Dr. Grant holds a Ph.D. in Business from the University of Chicago’s Booth School of Business and he has been a featured speaker at industry conferences on value-based metrics. Dr. Grant has served on the editorial advisory board of The Journal of Portfolio Management and currently The Journal of Investing. Dr. Grant has published several articles in finance and investment journals and he has contributed chapters to investment books. Dr. Grant is the author of Foundations of Economic Value Added (Second Edition), the co-author of Focus on Value: A Corporate and Investor Guide to Wealth Creation, and co-author and co-editor respectively of Equity Portfolio Management and Value-Based Metrics: Foundations and Practice.	2	None

Name, Year of Birth and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years and Other Information	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Dr. Aloke Ghosh 1963	Trustee	Since 6/2011	Professor of Accounting at the Turner School of Accountancy, Belk College of Business, University of North Carolina at Charlotte. Between 2016 and 2017, Dr. Ghosh was on a Fulbright Distinguished Chair assignment, which was a joint US State Department and Fulbright Finland appointment, to Aalto University in Helsinki (Finland). In the past, served as the Accounting Academic Fellow at the U.S. Securities and Exchange Commission and as a Visiting Professor at Aalto University (Finland), Bocconi University (Italy), Monash University (Australia), Columbia University, Emory University, NJIT, Hanken School of Economics (Finland), Tulane University, Victoria University of Wellington (New Zealand), and Yonsei University (South Korea). Serves as an adviser to several leading hedge funds in the U.S. and around the world on accounting matters including serving as a Council Member at Gerson Lehrman Group. Dr. Ghosh holds a Ph.D. in Business and Economics from Tulane University, New Orleans. Dr. Ghosh regularly features as an invited speaker in different industry and academic conferences.	2	None
Joseph M. Marinaro 1958	Trustee	Since 6/2012	Founder, Managing Member of JMM Capital & Consulting LLC, 2014 to present. Public Director, The Small Exchange, June 2019 – present. Independent contractor to Sionic (consulting services), 2018 – present. Advisor and independent contractor to Linium SOS – now Eventum Enterprise Solutions (consulting services), 2014 – 2017.	2	None
			Interested Trustee
James A. Abate 1965	Trustee President, Secretary, and Treasurer	Since 6/2011 Since 11/2013 Since 01/201 6	Founder, Managing Director and Chief Investment Officer of Centre Asset Management, LLC from 2006-present.	2	None

[1]	An “Independent Trustee” is one who is not considered an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act.
[2]	Other directorships held by a Trustee are limited to those of companies (i) with securities registered under section 12 (i.e., publicly traded companies) of the Securities Exchange Act of 1934 (the “Exchange Act”), (ii) that make reports under section 15 of the Exchange Act, or (iii) are registered investment companies.

Name, Year of Birth and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Officers
Theodore J. Uhl 1974	Chief Compliance Officer	Since 6/2011	Mr. Uhl has been Deputy Compliance Officer of ALPS Fund Services Inc. since 2010.	N/A	N/A

Mr. Abate is an “interested person” of the Trust, as defined by the 1940 Act. Mr. Abate is considered an interested person of the Trust because he is the Managing Director of Centre Asset Management, LLC, the investment adviser to the Funds.

Board Structure

The Board includes one interested Trustee and three Independent Trustees, one of whom, Dr. Grant, is Chairman of the Board. The Board believes its current leadership structure is appropriate given the Trust’s and the Board’s current size and the fact that the size of the Board permits Trust management to communicate with each Independent Trustee as and when needed, and permits Independent Trustees to be involved in committees of the Board (each a “Committee”). The Board may consider electing additional independent trustees in the future.

With respect to risk oversight, the Board holds four regular meetings each year to consider and address matters involving the Trust and its series. During these meetings, the Board receives reports from the Trust’s administrator, transfer agent and distributor, and Trust management, including the President of the Trust and the Trust’s Chief Compliance Officer, on regular quarterly items and, where appropriate and as needed, on specific issues. As part of its oversight function, the Board also may hold special meetings or communicate directly with the Trust’s officers to address matters arising between regular meetings. The Board has established a committee structure that includes an Audit Committee, Nominating Committee , Valuation Committee, and a Proxy Voting Committee (discussed in more detail below).

Qualification of Trustees

The Board has considered each Trustee's experience, qualifications, attributes and skills in light of the Board’s function and the Trust’s business and structure, and has determined that each Trustee possesses experience, qualifications, attributes and skills that enable the Trustee to be an effective member of the Board.

Dr. Grant has experience in the financial industry serving as the President of JLG Research, a securities research and education firm, and has published various industry-related books and articles. Dr. Grant also possesses knowledge about the industry as a finance professor and as a senior associate dean of a college of management. Dr. Ghosh has experience in the financial industry in his capacity as a professor of financial accounting, his membership on other boards and in connection with his previous service as an accounting academic fellow with the SEC. Mr. Marinaro has experience in the financial industry in a wide variety of areas including trading, private equity capital, business consulting, and financial technology. Mr. Abate has experience in the financial industry as a portfolio manager, fund board member, and is currently Managing Director of Centre Asset Management, LLC, the Adviser.

The Board has determined that each Trustee’s career and background, combined with each Trustee’s interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust.

Trustee Standing Committees. The Trustees have established the following standing committees:

Audit Committee. Dr. Grant, Dr. Ghosh and Mr. Marinaro, each of whom is an Independent Trustee, are members of the Audit Committee. The Audit Committee oversees the accounting and financial reporting policies and practices relating to each series of the Trust, reviews the results of the annual audits of the financial statements of each series of the Trust, and interacts with the independent auditors of each series, on behalf of all the Trustees. The Audit Committee operates pursuant to an Audit Committee Charter and met two times during the fiscal year ended September 30, 20 20 .

Nominating Committee. Dr. Grant and Dr. Ghosh, each of whom is an Independent Trustee, are members of the Nominating Committee. The Nominating Committee nominates, selects, and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The Nominating Committee will meet only as necessary. The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust. The Nominating Committee did not meet during the fiscal year ended September 30, 20 20 .

Valuation Committee. The Valuation Committee is responsible for, among other things, overseeing the valuation of the Funds’ assets in accordance with the Trust’s valuation policies and procedures, determining fair values of Fund assets pursuant to methodologies approved by the Board, and recommending to the Board for its approval independent pricing services. Currently, Dr. Grant, Mr. Marinaro and Mr. Abate are the Trustees who are members of the Valuation Committee. The Valuation Committee met twice during the fiscal year ended September 30, 20 20 .

Proxy Voting Committee. Dr. Grant and Dr. Ghosh, each of whom is an Independent Trustee, are members of the Proxy Voting Committee. The Proxy Voting Committee will determine how each series of the Trust should vote, if called upon by the Board or the Adviser, when a matter with respect to which a series is entitled to vote presents a conflict between the interests of shareholders of the series, on the one hand, and those of the Adviser, principal underwriter, or an affiliated person of the Trust, Adviser, or principal underwriter, on the other hand. The Proxy Voting Committee will also review the Trust’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee will also decide if a series should participate in a class action settlement, if called upon by the Adviser, in cases where a class action settlement with respect to which a series is eligible to participate presents a conflict between the interests of the shareholders of the series, on the one hand, and those of the Adviser, on the other hand. The Proxy Voting Committee will meet only as necessary. The Proxy Voting Committee did not meet during the fiscal year ended September 30, 20 20 .

Beneficial Share Ownership Information. The table below shows for each Trustee, the value of shares beneficially owned by each Trustee in the Funds and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the same family of investment companies as the Funds, as of December 31, 20 20 . These amounts are stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Value of Shares in the American Equity Fund	Dollar Range of Value of Shares in the Infrastructure Fund	Aggregate Dollar Range of Value of Shares in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
James L. Grant – Independent Trustee	A	A	A
Aloke Ghosh – Independent Trustee	A	A	A
Joseph M. Marinaro – Independent Trustee	A	A	A
James A. Abate – Interested Trustee	E	E	E

As of January 1, 202 1 , the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting and/or investment power) less than 1% of a Fund’s then-outstanding shares.

Ownership of Securities of Adviser, Distributor, or Related Entities. As of January 1, 202 1 , none of the Independent Trustees and/or their immediate family members owned securities of the Adviser or the Distributor, or any entity controlling, controlled by, or under common control with the Adviser or the Distributor.

Compensation. Each Independent Trustee receives from the Trust an annual retainer of $20,000 paid quarterly. No officer of the Trust, nor any Trustee who is an interested person of the Trust or the Adviser, will receive salary or fees from the Trust. The Trust reimburses each Trustee and officer of the Trust for his or her travel and other expenses relating to attendance at such meetings.

Name of Trustee	Aggregate Compensation from Trust (for the Fiscal Year Ended 9/30/20 20 )	Pension or Retirement Benefits Accrued as Part of Fund Expenses (for the Fiscal Year Ended 9/30/20 20 )	Estimated Annual Benefits Upon Retirement (for the Fiscal Year Ended 9/30/20 20 )	Total Compensation from the Funds and Fund Complex Paid to Trustees (for the Fiscal Year Ended 9/30/20 20 )
James L. Grant	$20,000	None	None	$20,000
Aloke Ghosh	$20,000	None	None	$20,000
Joseph M. Marinaro	$20,000	None	None	$20,000

Codes of Ethics. The Trust, the Adviser, and the distributor have each adopted a code of ethics, as required under Rule 17j-1 under the 1940 Act, which is designed to prevent persons subject to the codes from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which securities may also be held by persons subject to each such code of ethics). The code of ethics of the Trust generally prohibits Fund personnel (including, but not limited to, any officer of the Trust or employee or manager of the Adviser who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of securities by a Fund or whose functions relate to the making of any recommendations with respect to such purchases or sales) from making personal securities transactions with respect to securities in which a Fund may invest without obtaining prior approval from the Chief Compliance Officer.

Proxy Voting Policies. The Trust has adopted a proxy voting and disclosure policy that delegates to the Adviser the authority to vote proxies for the Funds subject to oversight by the Trustees. Copies of the Trust’s Proxy Voting and Disclosure Policy and the Proxy Voting Policy and Procedures of the Adviser are included as Appendix A to this SAI. No later than August 31st of each year, the Trust will file Form N-PX stating how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th. Information regarding how a Fund voted proxies as set forth in its most recent filing of Form N-PX will be available (i) without charge, upon request, by calling the Funds at 1-855-298-4236; and (ii) on the SEC’s website at http://www.sec.gov.

Principal Holders of Voting Securities. The following tables provide, to the extent known to the applicable Fund, the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund as of January 3 , 202 1 .

American Equity Fund – Investor Class

Name and Address	Shares	% Ownership	Type of Ownership
CHARLES SCHWAB & CO., INC. ATTN. MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO, CA 94105	5,659,432.64	48.16%	Record
NATIONAL FINANCIAL SERVICES, LLC 82 DEVONSHIRE STREET BOSTON, MA 02109	2,096,216.213	17.84%	Record
TD AMERITRADE, INC. 200 S. 108TH AVE. OMAHA, NE 68154	821,249.159	6.99%	Record

American Equity Fund – Institutional Class

Name and Address	Shares	% Ownership	Type of Ownership
TD AMERITRADE, INC. 200 S. 108TH AVE. OMAHA, NE 68154	229,031.113	37.42%	Record
CHARLES SCHWAB & CO., INC. ATTN. MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO, CA 94105	133,386.853	21.79%	Record
WELLS FARGO ADVISORS, LLC MAILCODE: H0006-09V 1 N JEFFERSON AVE SAINT LOUIS, MO 63103	124,991.186	20.42%	Record
NATIONAL FINANCIAL SERVICES, LLC 82 DEVONSHIRE STREET BOSTON, MA 02109	47,524.933	7.77%	Record

Infrastructure Fund - Investor

Name and Address	Shares	% Ownership	Type of Ownership
MORGAN STANLEY DW ATTN: MUTUAL FUND OPERATIONS 1 NEW YORK PLZ, FL 12 NEW YORK, NY 10004	488,437.255	12.77%	Record
RBC CAPITAL MARKETS, LLC 60 S 6TH ST MINNEAPOLIS, MN 55402	458,127.056	11.98%	Record
CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO, CA 94105	425,221.434	11.12%	Record
RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PKWY ST PETERSBURG, FL 33716	347,693.088	9.09%	Record
MERRILL LYNCH, PIERCE, FENNER & SMITH 4800 DEER LAKE DR E, FL 1 JACKSONVILLE, FL 32246	338,957.015	8.86%	Record
WELLS FARGO ADVISORS, LLC MAILCODE: H0006-09V 1 N JEFFERSON AVE SAINT LOUIS, MO 63103	261,287.273	6.83%	Record
UBS FINANCIAL SERVICES, INC. ATTN: COMPLIANCE DEPT 1000 HARBOR BLVD FL 8 WEEHAWKEN, NY 07086	258,427.715	6.76%	Record
NATIONAL FINANCIAL SERVICES, LLC 82 DEVONSHIRE STREET BOSTON, MA 02109	208,711.664	5.46%	Record

Infrastructure Fund - Institutional

Name and Address	Shares	% Ownership	Type of Ownership
UBS FINANCIAL SERVICES, INC. ATTN: COMPLIANCE DEPT 1000 HARBOR BLVD FL 8 WEEHAWKEN, NY 07086	290,721.387	42.70%	Record
RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PKWY ST PETERSBURG, FL 33716	73,998.957	10.87%	Record
MORGAN STANLEY DW ATTN: MUTUAL FUND OPERATIONS 1 NEW YORK PLZ, FL 12 NEW YORK, NY 10004	70,689.08	10.38%	Record
CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO, CA 94105	58,453.23	8.58%	Record
MERRILL LYNCH, PIERCE, FENNER & SMITH 4800 DEER LAKE DR E, FL 1 JACKSONVILLE, FL 32246	43,564.353	6.40%	Record

Investment Adviser. Information about the Adviser, Centre Asset Management, LLC, located at 48 Wall Street, Suite 1100, New York, New York 10005-2903, and its duties as the Adviser is contained in the Prospectus. As of December 31, 20 20 , the Adviser had approximately $ 545 m illion in assets under management.

Centre is a fundamentally-driven specialist active asset manager and offers investment advisory services to U.S. and foreign investment companies and manages differentiated products in fund advisory and sub-advisory mandates in institutional and investor share classes accessible in multiple jurisdictions and currencies. In 2010, Centre entered into a strategic partnership with Sanlam Limited, a worldwide financial services group listed on the Johannesburg Stock Exchange. Centre is an independently operated investment partner within Sanlam's Investments Management cluster, which is an investment management business managing and advising on a range of funds and segregated accounts that span the asset class spectrum, delivered in a global, diversified multi-boutique framework . Sanlam International Investments USA Holdings, Inc. and James A . Abate are the sole voting members of Centre. Sanlam International Investment USA Holdings, Inc. is wholly owned by Sanlam Investment Management Holdings (PTY) Ltd , which is, in turn, wholly owned by Sanlam Limited. James A. Abate serves as the Managing Director of the Adviser and is primarily responsible for its day-to-day management.

Investment Advisory Agreement

The Adviser has entered into investment advisory agreements with the Trust with respect to each Fund (together, the “Advisory Agreements”). Under the Advisory Agreements, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of such agreement, except a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the Adviser in the performance of its obligations or duties under the Advisory Agreements.

American Equity Fund

Pursuant to an investment advisory agreement dated September 14, 2013 between the Adviser and the Trust, on behalf of the American Equity Fund, the Adviser is responsible, subject to the supervision of the Board, for rendering investment advice and related services with respect to the assets of the Fund in accordance with its investment objectives, policies and limitations (as provided in the Prospectus and SAI), other governing instruments, the 1940 Act and the rules and regulations thereunder, applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”), and such other limitations as the Fund may impose. Pursuant to its terms, each agreement will continue after its initial term for additional periods not exceeding one year, so long as such continuation is approved at least annually: (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act. Each agreement may be terminated at any time without payment of any penalty (i) by vote of the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund on sixty (60) days’ prior written notice to the Adviser, and (ii) by the Adviser upon 60 days’ prior written notice to the Fund.

As compensation for the investment advisory services provided to the American Equity Fund, the Adviser is entitled to receive an investment advisory fee (accrued daily and paid monthly) at an annual rate of 0.75% of the American Equity Fund’s average daily net assets on the first $1 billion, and 0.70% of the American Equity Fund’s average daily net assets thereafter.

For the fiscal year ended September 30, 2018, the Adviser earned $610,048 in advisory fees, net of waivers in place during the period, for providing investment advisory services to the American Equity Fund.

For the fiscal year ended September 30, 2019, the Adviser earned $716,107 in advisory fees, net of waivers in place during the period, for providing investment advisory services to the American Equity Fund.

For the fiscal year ended September 30, 2020, the Adviser earned $761,051 in advisory fees, net of waivers in place during the period, for providing investment advisory services to the American Equity Fund.

Infrastructure Fund

Pursuant to an investment advisory agreement, the Adviser is responsible for, subject to the supervision of the Board, rendering investment advice and related services with respect to the assets of the Fund in accordance with its investment objective, policies and limitations (as provided in the Prospectus and SAI), other governing instruments, the 1940 Act and the rules and regulations thereunder, and such other limitations as the Fund may impose upon written notice to the Adviser. Pursuant to the terms of the investment advisory agreement, the investment advisory agreement shall remain in effect for a period of two (2) years from the date that the Fund commences operations, unless sooner terminated, and then continue in effect thereafter for additional periods not exceeding one year, so long as such continuation is approved at least annually: (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the agreement nor interested persons thereof. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act. The agreement may be terminated at any time without payment of any penalty (i) by vote of the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund on sixty (60) days’ prior written notice to the Adviser, and (ii) by the Adviser upon 60 days’ prior written notice to the Fund.

As compensation for the investment advisory services provided to the Fund, the Adviser is entitled to receive a monthly fee at the annual rate of 0.90% of the Fund’s average daily net assets. As of August 21, 2020, the Adviser agreed to contractual reduce its fee to an annual rate of 0.85% of the Fund’s average daily net assets.

The Fund commenced operations on January 29, 2018. For the fiscal year ended September 30, 2018, the Adviser earned no advisory fees (net of fee waiver and expense limitation agreement) for providing investment advisory services to the Infrastructure Fund.

For the fiscal year ended September 30, 2019, the Adviser earned $4,092 in advisory fees net of waivers in place during the period for providing investment advisory services to the Infrastructure Fund.

For the fiscal year ended September 30, 2020, the Adviser earned $105,995 in advisory fees net of waivers in place during the period for providing investment advisory services to the Infrastructure Fund.

Expense Limitation Agreements

American Equity Fund. The Adviser has agreed, pursuant to a written expense limitation agreement, to reduce its advisory fees and/or reimburse other expenses of the Fund for not less than one year and until the next following effective date of the post-effective amendment to the registration statement of the Trust relating to the Fund (on or about January 29, 2022) to the extent necessary to limit the total operating expenses of the Fund, including (but not limited to) investment advisory fees of the Adviser, but excluding, as applicable, any front-end or contingent deferred sales loads, taxes, leverage interest, distribution/service (Rule 12b-1) fees, shareholder services fees, brokerage commissions, acquired fund fees and expenses, expenses incurred with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to an annual rate of 1.10% of the average daily net assets of the Investor Class shares of the Fund and 0.90% of the average daily net assets of the Institutional Class shares of the Fund.

The expense limitation agreement may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Fund, upon 60 days’ written notice to the Adviser. The expense limitation agreement may not be terminated by the Adviser without the consent of the Board, but will automatically terminate if the Advisory Agreement is terminated. The Adviser may recoup any waived or reimbursed Fund operating expenses , including organizational expenses, from the Fund pursuant to this agreement, except that no recoupment will be made more than three years after date that the applicable amount was initially waived or reimbursed by the Adviser, and the recoupment may not cause the Fund to exceed the then-existing expense limitation for that class at the time such waiver or reimbursement is made.

Infrastructure Fund. T he Adviser has agreed, pursuant to a written expense limitation agreement, to reduce its advisory fees and/or reimburse other expenses of the Fund for not less than one year and until the next following effective date of the post-effective amendment to the registration statement of the Trust relating to the Fund (on or about January 29, 2022) to the extent necessary to limit the total operating expenses of the Fund, including (but not limited to) investment advisory fees of the Adviser , but excluding, as applicable, any front-end or contingent deferred sales loads, taxes, leverage interest, distribution/service (Rule 12b-1) fees, shareholder services fees, brokerage commissions, acquired fund fees and expenses, expenses incurred with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to an annual rate of 1. 25 % of the average daily net assets of the Investor Class shares and 1.10% of the average daily net assets of the Institutional Class shares of the Fund.

The expense limitation agreement may be terminated at any time , and without payment of any penalty, by the Board, on behalf of the Fund, upon 60 days’ written notice to the Adviser. The expense limitation agreement may not be terminated by the Adviser without the consent of the Board, but will automatically terminate if the Advisory Agreement is terminated. The Adviser may recoup any waived or reimbursed Fund operating expenses, including organizational expenses, from the Fund pursuant to this agreement, except that no recoupment will be made more than three years after the date that the applicable amount was initially waived or reimbursed by the Adviser, and the recoupment may not cause the Fund to exceed the then-existing expense limitation for that class at the time such reimbursement or waiver was made.

Portfolio Managers

American Equity Fund and Infrastructure Fund

The investment portfolios of the American Equity Fund and the Infrastructure Fund are managed on a day-to-day basis by James A. Abate. Mr. Abate is responsible for the management of the following types of accounts in addition to the American Equity Fund and the Infrastructure Fund:

JAMES A. ABATE

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	2	$ 34,8 00,000	0	0
Other Accounts	0	0	0	0

Conflicts of Interest. When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive from an account fees that are higher than the fee it receives from the Fund, or it may receive a performance-based fee with respect to certain accounts. The procedures to address such potential conflicts of interest are described below.

To the extent that a portfolio manager manages "other accounts," this may give rise to potential conflicts of interest in connection with his management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager’s knowledge about the size, timing and possible market impact of a Fund’s trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Compensation.

The Adviser seeks to maintain a competitive compensation program. Each portfolio manager’s compensation consists of a fixed annual salary or draw, and potential bonus or equity plus additional remuneration based on the Adviser’s profitability (as applicable), and the portfolio manager’s contribution to the Adviser’s investment process and long-term investment success of the Adviser’s clients. The portfolio managers’ compensation is not directly linked to a Fund’s performance, although positive performance and growth in managed assets are factors that may contribute to the Adviser’s distributable profits and assets under management. There is no financial incentive to favor one Fund or account over another fund or account.

Administrator, Transfer Agent, and Accounting Services Agent. Pursuant to an Administration, Bookkeeping and Pricing Services Agreement and a Transfer Agency and Services Agreement, ALPS Fund Services, Inc. (“ALPS” or “Transfer Agent”), with principal offices at 1290 Broadway, Suite 1000, Denver, Colorado 80203, serves as each Fund’s administrator, accounting agent and transfer agent.

Pursuant to the Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS acts as each Fund’s administrator and accounting agent and has agreed to perform the following services: assists the Funds in monitoring compliance with investment restrictions, diversification requirements and tax matters; coordinates the preparation and filing of required SEC filings for the Funds; assists the Funds with quarterly Board meetings, insurance matters and fidelity bond; prepares annual and semi-annual financial statements for the Funds; provides assistance with audits of the Funds; monitors expense accruals; reports performance and related information to the Fund and outside agencies; assists the Funds in maintaining blue sky registrations; performs distribution calculations; prepares tax returns; maintains accounts for the Funds; computes the NAV of the Funds; transmits to NASDAQ, the New York Stock Exchange (“NYSE”), or other exchanges and service providers as needed, the Funds’ daily value and price; maintains and keeps current all books and records of the Funds as required by Section 31 of the 1940 Act and the rules thereunder, if such books and records relate to ALPS’ duties; reconciles cash and investment balances; provides the Funds with values, NAVs and other statistical data; computes net income, net income rates and capital gains and losses for each Fund; reviews and updates the registration statement of the Trust with respect to the Funds; provides legal review of the shareholder and other reports relating to the Funds; coordinates regulatory filings for the Funds; reviews the Funds’ legal contracts and oversees reporting pursuant to the code of ethics of the Trust.

During the fiscal years ended September 30, 201 8 , September 30, 201 9 , and September 30, 202 0 , with respect to the then-existing series of the Trust, the Trust paid administration fees of $321,441, $341,634, and $295,723, respectively, to ALPS as the Trust’s administrator of such series.

Under the Transfer Agency and Services Agreement, ALPS has agreed to, among other things: issue and redeem shares of the Funds; make dividend and other distributions to shareholders of the Funds; effect transfers of shares; mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; and maintain shareholder accounts. In addition, ALPS has agreed to provide the Funds with the use of ALPS’ interactive client services to provide the Funds’ shareholders with access to shareholder account information and real-time transaction processing capabilities. Under the Transfer Agency and Services Agreement, ALPS receives from the Trust an annual minimum fee for each series of the Trust for which it performs services(currently, the Funds), and a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

Custodian. MUFG Union Bank National Association, 350 California Street, 6th Floor, San Francisco, California 94104, acts as the Funds’ custodian (“Custodian”). As Custodian, MUFG Union Bank National Association is responsible for keeping the Funds’ assets in safekeeping and to collect income.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the Funds’ independent registered public accounting firm for the Funds’ fiscal year ending September 30, 202 1 . The independent registered public accounting firm will perform an annual audit of each Fund’s financial statements and provide tax services.

Legal Counsel. Thompson Hine LLP serves as legal counsel to the Trust and the Funds.

Distributor. ALPS Distributors, Inc. (the “Distributor”), with principal offices at 1290 Broadway, Suite 1000, Denver, Colorado 80203, acts as the Distributor, or principal underwriter, of each Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis, and the Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obliged to sell any particular amount of shares. No fee is charged by the Distributor for distribution services.

Distribution and/or Service (12b-1) Fees. The Board has adopted a plan pursuant to Rule 12b-1 (the “Plan”) for the Investor Class shares of each Fund. The Plan provides that the Funds may pay up to 0.25% of the average daily net assets of the Investor Class of shares to one or more persons (“authorized persons”) for the expenses of activities that are primarily intended to result in the sale of the Investor Class of shares. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement on behalf of the Funds, and the expenses of printing prospectuses and reports used for sales purposes, of marketing support and of preparing and distributing sales literature and advertisements. The Plan is a compensation plan, meaning it permits the Funds to pay a fee to an authorized person that may be more than the eligible expenses an authorized person has incurred at the time of the payment. It must be demonstrated to the Board, however, that the amounts received pursuant to the Plan have been spent or will be spent pursuant to a near-term plan. A Fund will not pay more than the maximum amount allowed under the Plan. The Board will review at least quarterly reports detailing the amounts and purpose of any payment made under the Plan and any related agreements, and authorized persons must furnish the Board with such other information as the Board may reasonably request to enable it to make an informed determination of whether the Plan should be continued. The Plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of the Plan also are consistent with Rule 12b-1.

During the fiscal year ended September 30, 20 20 , the American Equity Fund, with respect to its Investor Class, made payments under the Plan in the amount of $279,413 for distribution and/or shareholder services, including advertising and intermediary fees.

During the fiscal year ended September 30, 20 20 , the Infrastructure Fund, with respect to its Investor Class, made payments under the Plan in the amount of $61,028 for distribution and/or shareholder services, including advertising and intermediary fees.

Shareholder Services Fees. The Trust adopted a shareholder services plan, pursuant to which each Fund is authorized to pay third party service providers (each, a “Participating Organization”) for rendering non-distribution shareholder services (which services shall not include payments to registered representatives or personal services to a customer, but may include aggregating and processing purchase and redemption orders, providing beneficial owners with statements showing their positions, processing dividend payments, providing sub-accounting services for Shares held beneficially, forwarding shareholder communications and receiving, tabulating and transmitting proxies executed by beneficial owners) pursuant to an agreement with each Participating Organization. These payments may not exceed the annual rate of 0.15% with respect to Investor Class shares of a Fund and 0.10% with respect to Institutional Class shares of a Fund.

During the fiscal year ended September 30, 20 20 , with respect to its Investor Class and Institutional Class shares, the American Equity Fund made payments under the shareholder services plan in the amounts of $ 135,209 and $ 3,764 , respectively, to Participating Organizations.

During the fiscal year ended September 30, 20 20 , with respect to its Investor Class and Institutional Class shares, the Infrastructure Fund, made payments under the shareholder services plan in the amounts of $ 16,374 and $ 9,017 , respectively, to Participating Organizations.

PORTFOLIO TRANSACTIONS

Pursuant to each of the respective Advisory Agreements, and subject to the general oversight of the Board, the Adviser is responsible for, among other things, furnishing each Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for the Funds. In this capacity, the Adviser advises and assists the officers of the Trust in conducting the business of the Funds and is responsible for providing general investment advice and guidance to the Funds. Investment decisions for a Fund are made independently from those for any other series of the Trust and any other investment company or account advised or otherwise managed by the Adviser.

Brokerage Selection. The Adviser may not give consideration to sales of shares of the Funds as a factor in selecting broker-dealers to execute portfolio securities transactions. The Adviser may, however, place portfolio transactions with broker-dealers that promote or sell the Funds’ shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker-dealer’s execution and not on its sales efforts. In selecting broker-dealers to be used in portfolio transactions, the general principle guiding the Adviser is to obtain the best overall execution for each trade, which is a combination of price and execution. With respect to execution, the Adviser considers a number of discretionary factors, including, without limitation, the broker-dealer’s financial strength, reputation, execution quality, pricing, commission rates and service. In seeking best execution, the determinative factor is not always the lowest possible cost, but whether the transaction represents the best qualitative execution, taking into consideration the full range of brokerage services, including factors such as execution capability, commission rates, and responsiveness. Although the Adviser will seek competitive rates, it may not necessarily obtain the lowest possible commission rates for a Fund’s transactions. Recognizing the value of these discretionary factors, the Adviser may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade.

Under Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) and the Advisory Agreements, the Adviser is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The Adviser may receive research and brokerage services that include, but are not limited to, economic, industry and security reports, pricing data, relevant news developments, portfolio management, allocation and risk management and attribution analysis in accordance with Section 28(e). These services would reduce the Adviser’s cost of providing advisory services to the Funds. Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs, and access to computer databases. In some instances, research products or services received by the Adviser may also be used by the Adviser for functions that are not research related (i.e. not related to the making of investment decisions). Where a research product or service has a mixed use, the Adviser will make a reasonable allocation according to the use and will pay for the non-research function in cash using its own funds.

The research and investment information services described above make available to the Adviser for its analysis and consideration the views and information of individuals and research staffs of other securities firms. These services may be useful to the Adviser in connection with advisory clients other than the Funds, and not all such services may be useful to the Adviser in connection with the Funds. Although such information may be a useful supplement to the Adviser’s own investment information in rendering services to the Funds, the value of such research and services is not expected to reduce materially the expenses of the Adviser in the performance of its services under the Advisory Agreements and will not reduce the management fees payable to the Adviser by the Funds.

The Funds may participate, if and when practicable, in bidding for the purchase of securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund may engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund’s interest.

The following table lists the total amount of brokerage commissions paid by each Fund for the fiscal year noted.

Fund Name	For the Fiscal Year Ended September 30, 2020	For the Fiscal Year Ended September 30, 2019	For the Fiscal Year Ended September 30, 2018	For the Fiscal Year Ended September 30, 2017	For the Fiscal Year Ended September 30, 2016
American Equity Fund	$100,493	$114,625	$92,753	$99,330	$110,666
Infrastructure Fund(1)	$100,894	$84,054	$9,269

(1)	The Infrastructure Fund commenced operations on January 29, 2018.

Aggregated Trades. While investment decisions for each Fund are made independently of the other Funds, and independently of the Adviser’s other client accounts, other client accounts may invest in the same securities as the Funds. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction may be averaged as to price and available investments allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund or Funds.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Reference is made to “Purchasing Shares of the Funds” and “Redeeming Shares of the Funds” in the Prospectus for more information concerning how to purchase and redeem shares. The following information supplements the information regarding share purchases and share redemptions in the Prospectus:

Exchange Privilege. Generally, subject to meeting the applicable minimum investment requirements, shares of one Fund held for at least 7 days may be exchanged for shares of another Fund. Before making any exchange, be sure to review the applicable Fund prospectus closely and consider the differences between the Fund in which you currently hold shares and the Fund in which you wish to invest. Please note that since an exchange is the redemption of shares from a Fund followed by the purchase of shares in another Fund, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless your account is tax deferred) and with respect to the American Equity Fund and the Infrastructure Fund, a Redemption Fee may apply on shares held for less than 90 days. For more information, see “Shareholder Fees” in the applicable Fund’s Prospectus.

Any exchange will be effected at the NAV per share of the Funds next determined after receipt of an exchange request in Good Form, as described in the Prospectus. Exchange requests received by the Transfer Agent or appropriate financial intermediary (i) before the close of the NYSE on any business day will be effected at the NAV per share of the Funds determined on that day or (ii) after the close of the NYSE on any business day will be effected at the NAV per share of the Funds determined on the next business day.

The Funds reserve the right to reject any exchange request or to modify or terminate exchange privileges. Notice of all such modifications or termination will be given at least 60 days prior to the effective date of such change in the exchange privilege, except for unusual instances (such as when redemptions of the exchange are suspended under Section 22(e) of the 1940 Act, when sales are temporarily stopped, or in accordance with the Trust's policy on excessive trading with respect to Fund shares). The exchange privilege may not be used for short-term or excessive trading or trading strategies harmful to the Funds. For more information about the Trust's policy on excessive trading, see “Frequent Purchases and Redemptions” in the applicable Fund’s Prospectus.

Redemptions in Kind. Each Fund reserves the right to satisfy any redemption request by making payment in portfolio securities. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s NAV per share. Shareholders receiving portfolio securities may incur brokerage costs when the securities are sold and their value may have increased or decreased prior to completion of the transaction.

Subscriptions in Kind. The Adviser may from time to time accept subscriptions for shares against contribution in kind of securities or other assets which could be acquired by a Fund pursuant to its investment policy and restrictions. Any such subscriptions in kind will be made at the NAV of the assets contributed.

Agreements with Financial Intermediaries. The Funds have authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized under certain circumstances to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are accepted by an authorized broker or the broker’s authorized designee.

Market Timing Arrangements. The Funds have not entered into any arrangement with any person that would permit frequent purchases and frequent redemptions. The Board of Trustees has determined to discourage market timing and disruptive trading in the Fund and has adopted policies and procedures with respect to market timing and disruptive trading.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees have adopted a policy that governs the disclosure of portfolio holdings. This policy is intended to ensure that such disclosure is in the best interests of the shareholders of the Funds and to address possible conflicts of interest. Under this policy, the Funds and Adviser generally will not disclose the Funds’ portfolio holdings to a third party unless such information is made available to the public. The policy provides that the Funds and Adviser may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

The Trust will make available to the public a complete schedule of each Fund’s portfolio holdings, as reported on a fiscal quarter basis. This information is generally available within 60 days of the Funds’ fiscal quarter end and will remain available until the next fiscal quarter’s portfolio holdings report becomes available. You may obtain a copy of these quarterly portfolio holdings reports by calling the Funds at 1-855-298-4236 or on the Funds’ website at www.centrefunds.com. The Trust, on behalf of the Funds, will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR and Form N-Q or Form N-PORT, as applicable. The Form N-CSR and Form N-Q or Form N-PORT as applicable of the Trust with respect to the Funds will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q or Form N-PORT as applicable and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR. Other than information contained in a Fund’s Form N-CSR and Form N-Q or Form N-PORT as applicable, shareholders and other persons generally may not be provided with information regarding the Fund’s portfolio holdings.

The officers of the Trust and/or the Adviser may share non-public portfolio holdings information relating to the Funds with the Funds’ service providers that require such information for legitimate business and Funds oversight purposes, such as the Funds’ fund accountant and administrator, Transfer Agent, Distributor, Custodian, compliance services administrator, independent registered public accounting firm, legal counsel and financial printers that the Funds may engage for, among other things, the printing and/or distribution of regulatory and compliance documents. The Funds and the Adviser may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations. The Funds’ service and data providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential. Certain of the service providers have codes of ethics that prohibit trading based on, among other things, non-public portfolio holdings information. Generally, the Fund’s service providers that may receive such non-public portfolio holdings information include the Distributor, the Administrator, the Transfer Agent, the Custodian, the independent registered public accounting firm, legal counsel, R.R. Donnelley & Sons Company, Thomson Reuters Corporation, Standard & Poor’s Financial Services LLC, Bloomberg, L.P., Morningstar, Inc., FactSet Research Systems Inc., FilePoint Edgar Services, LLC, and the Investment Company Institute.

The Funds currently do not provide non-public portfolio holdings information to any other third parties. In the future, the Funds may elect to disclose such information to other third parties if the Adviser determines that the Funds have a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. The Adviser is responsible for determining which other third parties have a legitimate business purpose for receiving the Funds’ portfolio holdings information. None of the Funds has entered into, and none of the Funds intends to enter into, any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the applicable Fund and its shareholders from providing such information, which may include the publication of Fund ratings and rankings.

This policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Trustees. The Trust believes that this policy reduces the likelihood of conflicts between the interests of shareholders and affiliates of the Trust and the Funds. In addition, each of the Adviser and the Trust has a code of ethics that governs conflicts of interest and that is designed to minimize the possibility that employees of the Trust or the Adviser will act in a manner inconsistent with their duties to the Trust and Fund shareholders. The Adviser and Administrator are required to report to the Trustees any known disclosure of the Funds’ portfolio holdings to unauthorized third parties.

NET ASSET VALUE

The NAV per share of each Fund is calculated at the close of regular trading on the NYSE (ordinarily, 4:00 p.m. Eastern Time), only on business days that the NYSE is open for business. The Funds do not calculate NAV on business holidays when the NYSE is closed. The NYSE generally recognizes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be deemed a business holiday on which the NAV of the Fund will not be calculated.

In computing a Fund’s NAV, all liabilities incurred or accrued are deducted from its net assets. The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result is the NAV per share of that Fund.

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of the Funds are valued as follows:

●	Securities that are listed on a securities exchange or are quoted by NASDAQ are valued at their last sales price on the principal exchange on which the security is traded at the time the valuation is made.

●	Derivative securities, including futures and options, that are listed on an exchange and which are not or infrequently traded on a particular day are valued at the closing mid ask/bid prices.

●	Securities traded in the over-the-counter market and which are not quoted by NASDAQ are valued at their last sale price or, if not available, at their last bid price as quoted by brokers that make markets in the securities.

●	Debt securities, including short-term debt obligations that will mature in 60 days or less, will generally be valued at the price supplied by an independent third-party pricing service approved by the Trustees, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments.

●	Securities for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Trustees. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In valuing a Fund’s total assets, portfolio securities are generally valued at their market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

 ADDITIONAL TAX INFORMATION

The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that may not be described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders. The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof, and which may be changed by legislative, judicial or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each Fund has qualified and has elected to be treated as a “regulated investment company” (“RIC”) under Subchapter M of the Code during its previous fiscal periods and intends to continue to do so in the future. Accordingly, a Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, certain other related income, including, generally, certain gains from options, futures and forward contracts, and net income derived from interests in “qualified publicly traded partnerships” (“qualifying income”); and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, United States government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or business, or the securities of one or more “qualified publicly traded partnerships.”

A “qualified publicly traded partnership” is a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from qualifying income.

In addition to the requirements described above, in order to qualify for favorable tax treatment as a RIC, a Fund must distribute on a timely basis at least 90% of its investment company taxable income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest income, for each tax year to its shareholders (the “Distribution Requirement”).

A fund that is qualified as a RIC under Subchapter M will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to its shareholders. The Trust anticipates that each Fund will not be subject to federal income or excise taxes because the Funds intend to distribute all of its net investment income and net capital gains to its shareholders for a fiscal year in accordance with the timing requirements of the Code and to meet other requirements of the Code relating to the sources of income and diversification of its assets.

Although the Funds intend to distribute substantially all of their investment company taxable income and capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. Distributions of investment company taxable income are generally taxable to you as ordinary income, regardless of whether you receive such distributions in cash or you reinvest them in additional shares of a Fund or shares of another series of the Trust, to the extent of a Fund’s earnings and profits. The Funds anticipate that they will distribute substantially all of their investment company taxable income for each taxable year.

A Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward indefinitely, subject to the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
Centre Global Infrastructure Fund	$12,146,245	$16,171,702
Centre American Select Equity Fund	--	--

If a Fund fails to qualify as a RIC or to meet the Distribution Requirement for any taxable year, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders and may be treated as qualified dividends for non-corporate shareholders. A Fund may, in certain cases, be able to avoid losing its status as a RIC by timely providing notice to the Internal Revenue Service (the “IRS”) of its failure, curing such failure and possibly paying an additional tax or penalty.

If a Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income for the calendar year, 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year and 100% of any undistributed amount from the prior calendar year, the Fund will be subject to a nondeductible 4% federal excise tax on the excess of the required distribution over the amount distributed. For this purpose, the Fund will be deemed to have distributed any income or gain on which it paid federal income tax. The Funds intend to make sufficient distributions to avoid imposition of this tax or to retain, at most, their net capital gains and pay tax thereon.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of the stock or securities of foreign corporations, a Fund may elect to “pass through” to the Fund’s shareholders the amount of foreign income taxes paid by the fund.

All dividends from net investment income together with those derived from the excess of net short-term capital gain over net long-term capital loss (collectively, “income dividends”), will be taxable (provided that certain holding period and other requirements are satisfied) to shareholders as either ordinary income or “qualified dividend income” as discussed below. In addition, a Fund’s dividends which are attributable to certain dividends received by a Fund from a REIT may be eligible for reduced rates of taxation as “qualified business income.” Any distributions derived from the excess of net long-term capital gain over net short-term capital loss (“capital gains distributions”) are taxable as long-term capital gains to shareholders regardless of the length of time a shareholder has owned his shares.

If you are a corporate shareholder, distributions (other than capital gain distributions) from a RIC generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by a Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.

Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain distributions will be treated as return of capital to the extent of the tax basis in your shares. Any excess will be treated as a gain from the sale of those shares. You will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by a Fund must be re-characterized as non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund’s investment policies, they will be identified as such in notices sent to shareholders.

A fund of funds is eligible to pass-through (a) to individual shareholders qualified dividend income earned by an underlying fund which is subject to federal income tax at reduced long-term capital gain rates and (b) to corporate shareholders income that is eligible for the corporate dividends received deduction. Each Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and/or service (Rule 12b-1) fees and/or shareholder services fees applicable to the classes.

Income dividends and capital gains distributions are taxed in the manner described above, regardless of whether they are received in cash or reinvested in additional shares. Shareholders of each Fund will receive information annually on Form 1099 with respect to the amount and nature of dividend income and capital gain distributions to assist them in reporting the prior calendar year’s distributions on their federal income tax return.

Distributions that are declared in October, November or December but which are not paid to shareholders until the following January will be treated for tax purposes as if received on December 31 of the year in which they were declared.

The exchange of a Fund’s shares for shares of another Fund will generally be treated as a taxable sale or exchange for federal income tax purposes and any gain thereon may be subject to federal income tax.

When an income dividend or capital gains distribution is paid by a Fund, net asset value per share of the Fund is reduced automatically by the amount of the dividend and/or distribution. If NAV per share is reduced below a shareholder’s cost basis as a result, such a distribution might still be taxable to the shareholder as ordinary income or capital gain (as the case may be) although in effect it represents a return of invested capital. For this reason, investors should consider carefully the desirability of purchasing shares immediately prior to a distribution date.

The American Equity Fund and the Infrastructure Fund may invest in foreign issuers which meet the definition in the Code of passive foreign investment companies (“PFICs”). A Fund’s income and gain, if any, from the holding of PFIC stock may be subject to a non-deductible tax at the fund level. A Fund may be able to eliminate this tax by making certain elections with respect to any of its investments which are treated as PFICs.

The sale, exchange or redemption of shares is generally a taxable event, as noted above, except for the exchange of shares of one class of a Fund for shares of another class of the same Fund. Generally, any gain or loss on the sale, exchange or redemption of shares will be a capital gain or loss that will be long-term if you have held the shares for more than one year and otherwise will be short-term. However, you must treat a loss on the sale, exchange or redemption of shares held for six months or less as a long-term capital loss to the extent of the amount of any prior capital gains distributions you received with respect to such shares (or any undistributed net capital gains of the Fund that have been included in determining your long-term capital gains). Any loss on the sale, exchange or redemption of such shares may be disallowed to the extent of the amount of exempt-interest dividends received with respect to such shares. In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent you acquire (or enter into a contract or option to acquire) shares within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

If you (1) incur a sales load in acquiring shares, (2) dispose of such shares less than 91 days after they are acquired and (3) subsequently acquire, on or before January 31 of the calendar year following the calendar year in which the shares were disposed of, other shares of a Fund or shares of another series of the Trust at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

Under U.S. Treasury regulations, if a shareholder recognizes losses with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Information returns will be filed with the IRS in connection with payments on shares and the proceeds from a sale or other disposition of shares.

In certain cases, a Fund will be required to withhold and remit to the United States Treasury backup withholding taxes at the applicable rate on such payments if a shareholder in the Fund (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the IRS, or (3) has failed to certify to the Fund that the shareholder is not subject to backup withholding. Any amounts so withheld may be credited against a shareholder’s federal income tax liability if the shareholder timely furnishes the required information to the IRS.

Special Considerations

Interest on indebtedness you incur or continue to purchase or carry shares will not be deductible for federal income tax purposes, to the extent it relates to exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by you during any taxable year will be included in your gross income if your “modified adjusted gross income” (which includes exempt-interest dividends) plus one-half of your Social Security benefits or railroad retirement benefits received during that taxable year exceeds the base amount described in Section 86 of the Code.

Other Taxes

Depending upon foreign, state and local law, distributions by a Fund and the ownership of shares may be subject to foreign, state and local taxes. Rules of foreign, state and local taxation of dividend and capital gain distributions from a RIC often differ from the rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of these and other tax rules affecting an investment in a Fund.

FINANCIAL STATEMENTS

The audited financial statements of the Funds for the fiscal year ended September 30, 20 20 , which includes the report of the Funds’ independent registered public accounting firm, are incorporated herein by reference to the annual report to shareholders of those Funds (the “Annual Report”). The Annual Report was filed on Form N-CSR with the SEC on December 4 , 20 20 . The Annual Report is available without charge upon request by calling 1-855-298-4236, or by visiting the Trust’s website at www.centrefunds.com.

APPENDIX A – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)       The Trust’s Proxy Voting and Disclosure Policy; and

(2)       The Adviser’s Proxy Voting Policies and Procedures, including a detailed description of the Adviser’s specific proxy voting guidelines.

Trust’s Proxy Voting and Disclosure Policy

Introduction

The Trust has adopted a Proxy Voting Policy used to determine how the Funds vote proxies relating to their portfolio securities. Under the Trust’s Proxy Voting Policy, each fund has, subject to the oversight of the Trust’s Board, delegated to its respective Adviser the following duties: (1) to make the proxy voting decisions for the Fund; and (2) to assist the Funds in disclosing their respective proxy voting record as required by Rule 30b1-4 under the Investment Company Act of 1940.

In cases where a matter with respect to which a Fund was entitled to vote presents a conflict between the interest of a Fund’s shareholders, on the one hand, and those of the Funds’ Adviser, principal underwriter, or an affiliated person of the Fund, its Adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of a Fund’s shareholders when a vote is cast consistent with (a) a specific voting policy as set forth in the Adviser’s Proxy Voting Policy (described below), provided such specific voting policy was approved by the Board; or (b) the decision of the Trust’s Proxy Voting Committee (as described above).

The Adviser has adopted a Proxy Voting Policy set forth below which it uses to vote proxies for its clients, including the Funds.

I.          Specific Proxy Voting Policies and Procedures

A.       General

The Trust and the Funds believe that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds’ shareholders.

B.       Delegation to the Adviser

The Trust’s believes that each Fund’s Adviser is in the best position to make individual voting decisions for the Funds consistent with this Policy. Therefore, subject to the oversight of the Board, each Adviser is hereby delegated the following duties:

1. to make the proxy voting decisions for the applicable funds; and

2. to assist the applicable funds in disclosing their respective proxy voting record as required by Rule 30b1-4 under the Investment Company Act of 1940, including providing the following information for each matter with respect to which the funds are entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the fund cast its vote; and (d) whether the fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, must approve each Adviser’s Proxy Voting and Disclosure Policy (the “Adviser Voting Policy”) as it relates to the applicable funds. The Board must also approve any material changes to the Adviser Voting Policy no later than six (6) months after adoption by the Adviser.

C.       Conflicts

In cases where a matter with respect to which a Fund was entitled to vote presents a conflict between the interest of the Funds’ shareholders, on the one hand, and those of the Funds’ investment adviser, principal underwriter, or an affiliated person of the fund, its investment adviser, or principal underwriter, on the other hand, the fund shall always vote in the best interest of the fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the fund’s shareholders when a vote is cast consistent with (a) a specific voting policy as set forth in the Adviser Voting Policy, provided such specific voting policy was approved by the Board; or (b) the decision of the Trust’s Proxy Voting Committee (as defined below).

II.        Fund Disclosure

A.       Disclosure of Funds’ Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

The Funds’ shall disclose this Policy to their respective shareholders. The Funds’ will notify shareholders in the SAI and their respective shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Trust’s website, if applicable, and by reviewing filings available on the SEC’s website at http://www.sec.gov. The Funds’ will send the description of this Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B.       Disclosure of the Funds’ Complete Proxy Voting Record

Each Fund shall disclose to its shareholders, in accordance with Rule 30b1-4 of the Investment Company Act of 1940 on Form N-PX, their respective complete proxy voting records for the twelve month period ended June 30 by no later than August 31 of each year.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the fund was entitled to vote:

(i) The name of the issuer of the portfolio security;

(ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);

(iii) The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);

(iv) The shareholder meeting date;

(v) A brief identification of the matter voted on;

(vi) Whether the matter was proposed by the issuer or by a security holder;

(vii) Whether the fund cast is vote on the matter;

(viii) How the fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

(ix) Whether the fund cast its vote for or against management.

Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Funds’ website, if applicable. If a Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Trust’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

Each Fund shall also include in its annual reports, semi-annual reports, and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (a) without charge upon request by calling a specified toll-free (or collect) telephone number, or, if applicable, on or through the Trust’s website at a specified Internet address; and (2) on the SEC’s website. If a fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it must send the information disclosed in the fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

III.       Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i) A copy of this Policy;

(ii) Proxy Statements received regarding each Fund’s securities;

(iii) Records of votes cast on behalf of each Fund; and

(iv) A record of each shareholder request for proxy voting information and the applicable Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Adviser’s records.

The Funds may rely on proxy statements filed on the SEC EDGAR system instead of keeping their own copies, and may rely on proxy statements and records of proxy votes cast by the Adviser that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

IV.       Proxy Voting Committee

A.       General

The Proxy Voting Committee of the Trust shall be composed entirely of independent directors of the Board and may be comprised of one or more such independent directors as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how each Fund should cast its vote, if called upon by the Board, when a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of a Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the fund, its investment adviser, or principal underwriter, on the other hand.

B.       Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and shall have such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records. The Proxy Voting Committee shall review this Policy as it deems necessary and recommend any changes to the Board.

V.        Other

This Policy may be amended, from time to time, as determined by the Board.

Proxy Voting Policies and Procedures of Centre Asset Management, LLC

General Policy

Centre believes that the review and voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. Centre is committed to voting corporate proxies solely in a manner that serves the economic best interests of its clients.

Centre evaluates the competence, experience, reputation, and capital allocation skills of a company’s management as part of its qualitative assessment within the investment decision making process. Therefore, Centre generally follows the so-called “Wall Street Rule”; i.e., it votes as management recommends or sells the stock prior to the annual meeting if there is a significant management sponsored voting issue that is not consistent with the economic best interests of the Funds’ shareholders. This does not mean that we take corporate governance lightly, but rather, it is confirmation that our process of investing with shareholder aligned management is working. However, if we determine that managements’ position on a particular issue deemed not material enough to trigger a sale of the stocks is not in the best interest of our clients, we will vote contrary to management’s recommendation, or abstain from voting. Also, there may be instances where we determine that not voting is in the best economic interests of our clients. The practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

Conflicts of Interest

Proxy solicitations that involve a conflict of interest or might appear to involve a conflict of interest, between Centre and its clients will be handled in one of the following ways:

●          Engage an independent party to determine how to vote the proxy;

●          Prepare a report that (i) describes the conflict of interest; (ii) discusses procedures used to address such conflict of interest; (iii) discloses any contacts from outside parties (other than routine communications from proxy solicitors) regarding the proposal; and (iv) confirms the recommendation was made solely on the investment merits and without regard to any other consideration;

●          Refer the proxy to the client or to a representative of the client for voting purposes;

●          Disclose the conflict to the affected clients and seek their consent to vote the proxy prior to casting the vote;

●          Vote in accordance with the pre-determined voting policy, The Wall Street Rule, outlined and disclosed to clients in our General Policy; or

●          Seek guidance from the Board of Trustees.

Record Keeping

Centre will maintain the following records with respect to proxy voting:

●          A copy of this proxy voting policy;

●          A copy of all proxy statements received (Centre may rely on a third party for this service such as ProxyEdge);

●          A record of each vote cast on behalf of a Fund (Centre may rely on a third party for this service such as ProxyEdge);

●          A copy of any report or document prepared by Centre that was material to making a voting decision or that memorializes the basis for that decision; and

●          A copy of each written client request for information on how Centre voted proxies on the client’s behalf, and a copy of any written response to any (written or oral) client request for information on how Centre voted proxies on behalf of the requesting client.

PART C

FORM N-1A

OTHER INFORMATION

ITEM 28.	Exhibits

(a)(1)	Amended and Restated Declaration of Trust, dated June 22, 2012 (“Trust Instrument”).[6]

(a)(2)	Certificate of Amendment to Certificate of Trust, effective January 17, 2014.[9]

(b)	By-Laws, dated March 17, 2011.[2]

(c)	Articles III, V, and VI of the Trust Instrument, Exhibit 28(a)(1) hereto, define the rights of holders of the securities being registered. (Certificates for shares are not issued.)

(d)(1)	Investment Advisory Agreement, dated September 14, 2013, between Centre Asset Management, LLC and Centre Funds (f/k/a Drexel Hamilton Mutual Funds), on behalf of the Centre American Select Equity Fund (f/k/a Drexel Hamilton Centre American Equity Fund).[8]

(d)(2)	Investment Advisory Agreement, dated July 20, 2016, between Centre Asset Management, LLC and Centre Funds, on behalf of the Centre Global Infrastructure Fund.[13]

(d)(3)	Amendment to Investment Advisory Agreement, dated August 21, 2020, between Centre Asset Management, LLC and Centre Funds, on behalf of the Centre Global Infrastructure Fund.[16]

(e)(1)	Distribution Agreement, dated April 16, 2018, between Centre Funds and ALPS Distributors, Inc. (the “Distribution Agreement”).[14]

(e)(2)	Amendment No. 2 to the Distribution Agreement. [16]

(f)	Not Applicable.

(g)	Form of Amended and Restated Custodian Agreement between Centre Funds (f/k/a Drexel Hamilton Mutual Funds) and MUFG Union Bank National Association (f/k/a Union Bank, N.A.) (the “Custodian Agreement”).[6]

(g)(1)	Amended Schedule I to the Custodian Agreement[16]

(h)(1)	Administration, Bookkeeping and Pricing Services Agreement, dated June 28, 2011, between Centre Funds (f/k/a Drexel Hamilton Mutual Funds) and ALPS Fund Services, Inc. (the “Administration Agreement”).[3]

(h)(1)(A)	Amendment No. 1 to the Administration Agreement.[4]

(h)(1)(B)	Amendment No. 4 to the Administration Agreement.[9]

(h)(1)(C)	Amendment No. 11 to the Administration Agreement.[14]

(h)(1)(D)	Amendment No. 12 to the Administration Agreement[14]

(h)(1)(E)	Report Modernization Addendum to the Administration Agreement[15]

(h)(1)(F)	Amendment No. 13 to the Administration Agreement[16]

(h)(2)	Amended and Restated Transfer Agency and Services Agreement, dated January 20, 2014, between Centre Funds (f/k/a Drexel Hamilton Mutual Funds) and ALPS Fund Services, Inc. (the “Transfer Agency Agreement”).[9]

(h)(2)(A)	Amendment No. 8 to the Transfer Agency Agreement[16]

(h)(3)(A)	Amended and Restated Expense Limitation Agreement, dated November 20, 2020, between Centre Funds and Centre Asset Management, LLC with respect to Centre American Select Equity Fund[16]

(h)(3)(B)	Amended and Restated Expense Limitation Agreement, dated November 20, 2020, between Centre Funds and Centre Asset Management, LLC with respect to Centre Global Infrastructure Fund.[16]

(h)(4)	Shareholder Services Plan, dated May 27, 2016. [11]

(h)(4)(A)	Amended Exhibit A to Shareholder Services Plan. [16]

(h)(6)	Amended and restated Chief Compliance Officer Services Agreement, dated October 1, 2012, between Centre Funds (f/k/a Drexel Hamilton Mutual Funds) and ALPS Fund Services, Inc. (the “CCO Agreement”).

(h)(6)(A)	Amendment No. 1 to the CCO Agreement. [14]

(h)(6)(B)	Amendment No. 5 to the CCO Agreement. [14]

(h)(6)(C)	Amendment No.8 to the CCO Agreement. [15]

(h)(6)(D)	Amendment No. 9 to the CCO Agreement. [16]

(i)	Opinion and Consent of Counsel.[16]

(j)	Consent of Cohen & Company Ltd.[16]

(k)	Not applicable.

(l)	Initial Subscription Agreement.[4]

(m)(1)	Amended and Restated Rule 12b-1 Plan.[10]

(m)(2)	Amended and Restated Appendix A to Amended and Restated Rule 12b-1 Plan.[16]

(n)	Amended and Restated Rule 18f-3 Plan (the “Rule 18f-3 Plan”).[11]

(n)(1)	Amended and Restated Appendix A to the Rule 18f-3 Plan.[16]

(o)	Reserved.

(p)(1)	Code of Ethics.[12]

(p)(2)	Code of Ethics for Centre Asset Management, LLC.[7]

(q)	Powers of Attorney, dated January 3, 2014.[9]

1.	[reserved]
2.	Filed with the Securities and Exchange Commission on April 5, 2011 as an exhibit to the initial Registration Statement and incorporated herein by reference.
3.	Filed with the Securities and Exchange Commission on Pre-Effective Amendment No. 1 dated September 15, 2011 as an exhibit, and incorporated herein by reference.
4.	Filed with the Securities and Exchange Commission on Pre-Effective Amendment No. 2 dated October 21, 2011 as an exhibit, and is incorporated herein by reference.
5.	[reserved]
6.	Filed with the Securities and Exchange Commission on Post-Effective Amendment No. 1 to Registration Statement filed with the SEC on August 31, 2012 as an exhibit, and is incorporated herein by reference.
7.	Filed with the Securities and Exchange Commission on Post-Effective Amendment No. 5 to Registration Statement filed with the SEC on November 5, 2013 as an exhibit, and is incorporated herein by reference.
8.	Filed with the Securities and Exchange Commission on Post-Effective Amendment No. 6 to Registration Statement filed with the SEC on November 5, 2013 as an exhibit, and is incorporated herein by reference.
9.	Filed with the Securities and Exchange Commission on Post-Effective Amendment No. 8 to Registration Statement filed with the SEC on January 17, 2014 as an exhibit, and is incorporated herein by reference.
10.	Filed with the Securities and Exchange Commission on Post-Effective Amendment No. 11 to Registration Statement filed with the SEC on December 17, 2014 as an exhibit, and is incorporated herein by reference.
11.	Filed with the Securities and Exchange Commission on Post-Effective Amendment No. 19 to Registration Statement filed with the SEC on July 20, 2016 as an exhibit, and is incorporated herein by reference.
12.	Filed with the Securities and Exchange Commission on Post-Effective Amendment No. 20 to Registration Statement filed with the SEC on January 27, 2017 as an exhibit, and is incorporated herein by reference.
13.	Filed with the Securities and Exchange Commission on Post-Effective Amendment No. 23 to Registration Statement filed with the SEC on January 29, 2018 as an exhibit, and is incorporated herein by reference.
14.	Filed with the Securities and Exchange Commission on Post-Effective Amendment No. 25 to Registration Statement filed with the SEC on January 28, 2019 as an exhibit, and is incorporated herein by reference.
15.	Filed with the Securities and Exchange Commission on Post-Effective Amendment No. 27 to Registration Statement filed with the SEC on January 28, 2020 as an exhibit, and is incorporated herein by reference.
16.	Filed herewith.

ITEM 29.	Persons Controlled by or Under Common Control with the Registrant

No person is controlled by or under common control with the Registrant.

ITEM 30.	Indemnification

Under Delaware law, Section 3817 of the Treatment of Delaware Statutory Trusts empowers Delaware business trusts to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions as may be set forth in the governing instrument of the business trust. The Registrant’s Trust Instrument contains the following provisions:

Article VII. Section 2. Indemnification and Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Advisor or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, as provided in Section 3 of this Article VII, the Trust out of its assets shall indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee’s performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

Article VII. Section 3. Indemnification.

(a) Subject to the exceptions and limitations contained in Subsection (b) below:

(i) every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; and

(ii) as used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys, fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii) in the event the matter is not adjudicated by a court or other appropriate body, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d) To the maximum extent permitted by applicable law, expenses incurred in defending any proceeding may be advanced by the Trust before the disposition of the proceeding upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

(e) Any repeal or modification of this Article VII by the Shareholders, or adoption or modification of any other provision of the Trust Instrument or By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal, or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

In addition, the Registrant has entered into an Investment Advisory Agreement with the investment adviser and a Distribution Agreement with the distributor. These agreements provide indemnification for those entities and their respective affiliates. The investment adviser’s and distributor’s personnel may serve as trustees and officers of the Trust.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issues.

ITEM 31.	Business and Other Connections of the Investment Adviser

The description of the investment adviser to each series of the Registrant (each, a “Fund” and together, the “Funds”) is found under the captions “Management of the Fund’s Portfolio” and “Management of the Funds – The Investment Adviser” in the Funds’ Prospectus and under the caption “Management and Other Service Providers – Investment Adviser” in the Funds’ Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement, which are incorporated by reference herein. The Funds’ investment adviser provides investment advisory services to other clients in addition to the Registrant.

ITEM 32.	Principal Underwriter

(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1WS Credit Income Fund, 1290 Funds, Aberdeen Standard Investments ETFs, ALPS Series Trust, The Arbitrage Funds, AQR Funds, Axonic Alternative Income Fund, Axonic Funds, Barings Funds Trust, BBH Trust, Bluerock Total Income+ Real Estate Fund, Brandes Investment Trust, Bridge Builder Trust, Broadstone Real Estate Access Fund, Brown Advisory Funds, Brown Capital Management Mutual Funds, Cambria ETF Trust, CC Real Estate Income Fund, Centre Funds, CIM Real Assets & Credit Fund, CION Ares Diversified Credit Fund, Columbia ETF Trust, Columbia ETF Trust I, Columbia ETF Trust II, CRM Mutual Fund Trust, Cullen Funds Trust, DBX ETF Trust, ETF Series Solutions, Flat Rock Opportunity Fund, Financial Investors Trust, Firsthand Funds, FS Credit Income Fund, FS Energy Total Return Fund, FS Series Trust, FS Multi-Alternative Income Fund, Goehring & Rozencwajg Investment Funds, Goldman Sachs ETF Trust, Griffin Institutional Access Credit Fund, Griffin Institutional Access Real Estate Fund, Hartford Funds Exchange-Traded Trust, Hartford Funds NextShares Trust, Heartland Group, Inc., Holland Series Fund, Inc., IndexIQ Active ETF Trust, Index IQ ETF Trust, Infusive US Trust, James Advantage Funds, Janus Detroit Street Trust, Lattice Strategies Trust, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, M3Sixty Funds Trust, Mairs & Power Funds Trust, Meridian Fund, Inc., Natixis ETF Trust, Pax World Series Trust I, Pax World Funds Trust III, PRIMECAP Odyssey Funds, Principal Exchange-Traded Funds, Reality Shares ETF Trust, Resource Credit Income Fund, RiverNorth Funds, Sierra Total Return Fund, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Sprott Funds Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust III, Stone Ridge Trust IV, Stone Ridge Trust V, Stone Ridge Trust VI, Stone Ridge Residential Real Estate Income Fund I, Inc., USCF ETF Trust, Wasatch Funds, WesMark Funds, Wilmington Funds, XAI Octagon Credit Trust, X-Square Balanced Fund and YieldStreet Prism Fund.

(b) To the best of the Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc. are as follows:

Name*	Position with Underwriter	Positions with Fund
Bradley J. Swenson	President, Chief Operating Officer, Director	None
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Eric T. Parsons	Vice President, Controller and Assistant Treasurer	None
Joseph J. Frank**	Secretary	None

Patrick J. Pedonti **	Vice President, Treasurer and Assistant Secretary	None
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None
Liza Orr	Vice President, Senior Counsel	None
Jed Stahl	Vice President, Senior Counsel	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Kevin Ireland	Senior Vice President	None
Stephen J. Kyllo	Vice President, Chief Compliance Officer	None
Hilary Quinn	Vice President	None
Jennifer Craig	Assistant Vice President	None

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

**	The principal business address for Messrs. Pedonti and Frank is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

(c) Not applicable.

ITEM 33.	Location of Accounts and Records

All account books and records not normally held by MUFG Union Bank National Association (formerly, Union Bank, N.A.), the custodian to the Registrant, are held by the Registrant’s Transfer Agent, ALPS Fund Services, Inc. (“ALPS”), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203. Certain accounting records of the Registrant are maintained by ALPS in its capacity as Accounting Services Agent. Blue Sky records are maintained by ALPS in its capacity as Administrator. Certain other records are maintained by each of the investment advisers to the Registrant. The address of MFUG Union Bank National Association is 350 California Street, 6th Floor, San Francisco, California 94104. The address of ALPS is 1290 Broadway, Suite 1000, Denver, Colorado 80203. The address of Centre Asset Management, LLC is 48 Wall Street, Suite 1100, New York, New York 10005.

ITEM 34.	Management Services

None.

ITEM 35.	Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the city of New York, State of New York on this 28th day of January, 2021.

CENTRE FUNDS

By:	/s/ James A. Abate
James A. Abate, Trustee, President, Secretary and Treasurer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ James A. Abate	Trustee, President, Secretary and Treasurer	January 28, 2021
James A. Abate

/s/ Dr. James L. Grant*	Trustee	January 28, 2021
Dr. James L. Grant

/s/ Dr. Aloke Ghosh*	Trustee	January 28, 2021
Dr. Aloke Ghosh

/s/ Joseph Marinaro*	Trustee	January 28, 2021
Joseph Marinaro

*By:	/s/ James A. Abate
James A. Abate
Attorney-in-Fact pursuant to the Powers of Attorney previously filed.

Exhibit List

(d)(3)	Amendment to Investment Advisory Agreement, dated August 21, 2020, between Centre Asset Management, LLC and Centre Funds, on behalf of the Centre Global Infrastructure Fund.
(e)(2)	Amendment No. 2 to the Distribution Agreement.
(g)(1)	Amended Schedule I to Custodian Agreement
(h)(1)(F)	Amendment No. 13 to the Administration Agreement
(h)(2)(A)	Amendment No. 8 to the Transfer Agency Agreement
(h)(3)(A)	Amended and Restated Expense Limitation Agreement, dated November 20, 2020, between Centre Funds and Centre Asset Management, LLC with respect to Centre American Select Equity Fund
(h)(3)(B)	Amended and Restated Expense Limitation Agreement, dated November 20, 2020, between Centre Funds and Centre Asset Management, LLC with respect to Centre Global Infrastructure Fund.
(h)(4)(A)	Amended Exhibit A to Shareholder Services Plan.
(h)(6)(D)	Amendment No. 9 to the CCO Agreement.
(i)	Opinion and Consent of Counsel.
(j)	Consent of Cohen & Company Ltd.
(m)(2)	Amended and Restated Appendix A to Amended and Restated Rule 12b-1 Plan.
(n)(1)	Amended and Restated Appendix A to the Rule 18f-3 Plan.